COMPUDYNE CORPORATION




                                        120 Union Street
                                        Willimantic, CT 06226
                                        (860) 456-4187


                                        May 15, 1996


Dear CompuDyne Shareholders:

The following pages contain the formal notice of the 1996 Annual Meeting and the Proxy Statement. Please be sure to complete, date, sign and return the enclosed proxy card promptly to ensure that your shares will be voted.

Enclosed is CompuDyne's Form 10-K Annual Report as filed with the
Securities and Exchange Commission for the year ended December 31, 1995. This report describes in detail the Corporation's operations and results for the past year.

You are invited to attend CompuDyne's Annual Meeting to be held on Wednesday, June 5, 1996 at 11:00 a.m. at CompuDyne's wholly owned subsidiary, Quanta Systems Corporation, 213 Perry Parkway, Gaithersburg, Maryland.

                                       Sincerely,




                                        Martin A. Roenigk
                                        Chairman

 ........................................................................

                                COMPUDYNE CORPORATION

                      Notice of 1996 Annual Meeting of Shareholders
                         to be held on Wednesday, June 5, 1996


The 1996 Annual Meeting of Shareholders of CompuDyne Corporation (the "Corporation") will be held on Wednesday, June 5, 1996, at 11:00 a.m. (E.S.T.) at the Corporation's wholly-owned subsidiary, Quanta Systems Corporation, 213 Perry Parkway, Gaithersburg, Maryland, for the following purposes:


1. To elect two directors to serve until the 1998 Annual Meeting of Shareholders and two directors to serve until the 1999 Annual Meeting of Shareholders;

2. To consider and vote upon approval of the Corporation's 1996 Stock Incentive Compensation Plan for Employees;

3. To consider and vote upon approval of the Corporation's 1996 Stock Option Plan for Non-Employee Directors;

4. To consider and vote upon approval of a change in the Corporation's state of incorporation from Pennsylvania to Nevada.

5. To ratify the appointment by the Board of Directors of the firm of Deloitte & Touche LLP as independent auditors of the Corporation for the fiscal year ending December 31, 1996; and

6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 27, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed.

The accompanying proxy is solicited by the Board of Directors of CompuDyne Corporation. Reference is made to the following proxy statement for further information relating to the business to be transacted at the meeting. The Board of Directors urges you to execute and return promptly the enclosed proxy. You are, of course, cordially invited to attend the meeting and to personally vote your shares.

                                        By Order of the Board of Directors



                                        Diane W. Burns
                                        Secretary

May 15, 1996


 .........................................................................
                                    IMPORTANT
 .........................................................................

To assure your representation at the meeting, please date and execute the enclosed Proxy in accord with the instructions contained therein and return immediately. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

 .........................................................................











DEFINITIVE PROXY STATEMENT, DATED MAY 13, 1996, FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION

                            COMPUDYNE CORPORATION
                              120 Union Street
                            Willimantic, CT 06226

                              PROXY STATEMENT



                   1996 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished to shareholders by the Board of Directors of CompuDyne Corporation ("CompuDyne," the "Corporation" or the "Company") in connection with the solicitation of proxies for use at the 1996 Annual Meeting of Shareholders of the Corporation to be held on Wednesday, June 5, 1996, at 11:00 a.m. (E.D.T.) at the Corporation's wholly-owned subsidiary, Quanta Systems Corporation, 213 Perry Parkway, Gaithersburg, Maryland 20877. The approximate date on which this Proxy Statement and the enclosed form of proxy are first to be sent to shareholders is May 15, 1996.

                          SOLICITATION OF PROXIES

The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice and Proxy Statement, proxy and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners, will be paid by the Corporation. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers or regular employees of the Corporation.

The enclosed proxy is revocable at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Corporation a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the meeting in person and so requests.


                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has fixed March 27, 1996 as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the meeting. On the Record Date, there were 1,807,832 shares of Common Stock, par value $.75 per share ("Common Stock"), of the Corporation outstanding and eligible to vote and 1,260,460 shares of Convertible Preference Stock, Series D ("Series D Preference Stock") outstanding and eligible to vote on a share for share basis on all corporate issues other than the election of directors. For election of directors, each share of Series D Preference Stock is entitled to 1/3.08 of a vote.

The attendance, in person or by proxy, by the holders of a majority of the outstanding shares entitled to vote will constitute a quorum for the purpose of conducting the meeting.

The holders of Common Stock and Series D Preference Stock of record at the close of business on March 27, 1996 will be entitled to vote on all matters presented at the meeting. Common Stock shareholders will be entitled to one vote for each share of Common Stock held. Series D Preference Stock shareholders will be entitled to 1/3.08 of a vote for each share of Series D Preference Stock held for election of directors and one vote for each share of Series D Preference Stock held on all other matters. There will be no cumulative voting for the election of directors. The affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon is required to elect directors (Proposal No. 1), to consider and vote upon approval of the Corporation's 1996 Stock Incentive Compensation Plan for Employees (Proposal No. 2), to consider and vote upon approval of the Corporation's 1996 Stock Option Plan for Non-Employee Directors (Proposal No. 3), to ratify the appointment by the Board of Directors of the independent auditors (Proposal No. 5), and to act upon any other matter as may properly come before the meeting or any adjournment thereof. The approval of a (i) a majority of the shares of Common Stock and Series D Preference Stock, voting together as a single class, (ii) a majority of the shares of Common Stock voting together as a single class, and (iii) two-thirds of the shares of Series D Preference Stock, voting together as a separate class, represented and voting in person or by proxy is required to consider and vote upon the change in the Corporation's state of incorporation from Pennsylvania to Nevada (Proposal No. 4). Abstentions, and shares not voted on a particular matter on proxies returned to the Corporation, will be treated as not represented at the meeting as to such matter and, therefore, will have no effect on the vote.


                   ELECTION OF DIRECTORS (Proposal No. 1)

Pursuant to the By-laws of the Corporation, the Board of Directors has, by resolution, fixed the number of directorships at five. The directors are divided into three classes, each class serving for a term of three years. To the extent practical, one-third of the members of the Board of Directors are elected by the shareholders annually. Mr. Millard H. Pryor, Jr. was elected at the 1994 Annual Meeting of Shareholders. In August 1995 Mr. Norman Silberdick, whose term of office was to expire at the 1998 Annual Meeting of Shareholders, resigned as a director of the Corporation. Mr. Martin A. Roenigk was appointed by the Board to fill his vacancy until the 1998 Annual Meeting of Shareholders with shareholder approval at the next annual meeting. Ms. Marjorie E. Morrissey, whose term of office was to expire at the 1998 Annual Meeting of Shareholders, has tendered her resignation effective as of the 1996 Annual Meeting of Shareholders. Mr. Markowitz is a nominee to fill this vacancy until the 1998 Annual Meeting of shareholders with shareholder approval at the 1996 Annual Meeting. Mr. Philip M. Blackmon was appointed by the Board in January 1995 to fill the vacancy created by the resignation of Antoine I. Dominic in December 1994, whose term of office was to expire at the 1996 Annual Meeting of Shareholders subject to approval by the shareholders at the next annual meeting. Mr. Blackmon was elected to serve as a director at the 1995 Annual Meeting of Shareholders with a term of office to expire at the 1996 Annual Meeting of Shareholders. Mr. Blackmon is a nominee to serve as a director until the 1999 Annual Meeting of shareholders with shareholder approval at the 1996 Annual Meeting. Mr. David Clark was elected at the 1993 Annual Meeting of Shareholders and is a nominee to serve as a director of the Corporation whose term of office will expire at the 1999 Annual Meeting of Shareholders. The Board recommends that shareholders elect nominees Philip M. Blackmon and David Clark to serve as directors of the Corporation for a term of three years until the 1999 Annual Meeting of Shareholders and to elect nominees Martin A. Roenigk and Alan Markowitz to serve as directors of the Corporation for a term expiring at the 1998 Annual Meeting of Shareholders and, in each case, until their successors are elected and qualified.

Unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of Alan Markowitz, Martin A. Roenigk, David Clark and Philip
M. Blackmon, whom management believes are willing and available to serve the Corporation in such capacities. There is no family relationship between Mr. Markowitz, Mr. Roenigk, Mr. Clark or Mr. Blackmon and any director or executive officer of the Corporation.

Information with respect to each person nominated for election as a director and each other person who will continue as a director after the meeting follows.

Age, Principal Occupation or Position,                        Year First
Directorships of Other Publicly Owned Corporations             Elected
Director

NOMINEES FOR TERM OF OFFICE TO EXPIRE IN 1999:

David W. Clark, Jr.,  56 (2)(3)(4)                               1985

Mr. Clark is a Managing Director of Pryor & Clark Company, an investment holding company. From October 1985 until his resignation in June 1993 he served as Chairman of the Board of Directors of CompuDyne. From May 1989 until his resignation in June 1992, Mr. Clark served as President and Chief Executive Officer of CompuDyne. Until June 1992, he was the President, Chief Operating Officer and Treasurer of Corcap. He presently serves as a Corcap Director. Prior to becoming President of CompuDyne, Mr. Clark had been employed by Lydall, Inc. (manufacturing) for more than five years, most recently as President. He also serves as a director of Acme United Corporation (manufacturing) and Checkpoint Systems, Inc. (manufacturing).

Philip M. Blackmon,  48                                           1995

Mr. Blackmon was appointed Executive Vice President and Director of CompuDyne in January 1995. Mr. Blackmon has been employed by Quanta Systems Corporation ("Quanta"), a subsidiary of CompuDyne, for over five years, having served as its President since 1992 and its Vice President since 1987.

NOMINEES FOR TERM OF OFFICE TO EXPIRE IN 1998:

Martin A. Roenigk, 53 (1)                                         1995

Mr. Roenigk was elected Chairman of the Board of Directors, President and Chief Executive Officer of CompuDyne in August 1995. He has also served as a Director of Corcap, Inc. ("Corcap") since August 1995. Since March 1991 he has served as President of MicroAssembly Systems, Inc., a manufacturer of proprietary automated fastening systems. He served as Vice President of Travelers Corporation (financial services) until December 1993.

Alan Markowitz, 45  (1)

Mr. Markowitz is President of Paragon Financial Services since 1990. Prior to that time he was Chairman and CEO of the Travelers Mortgage Services since 1978. Mr. Markowitz serves as a director of Shadow Broadcast Services (communications).


DIRECTOR WHOSE TERM OF OFFICE TO EXPIRE IN 1997:

Millard H. Pryor, Jr., 62(1)(2)(3)(4)                           1985

Mr. Pryor is a Managing Director of Pryor & Clark Company, an investment holding company. From October 1985 until his resignation in June 1993 he served as Vice Chairman of the Board of Directors of CompuDyne. He also served as Treasurer of CompuDyne from June 1991 until his resignation in June 1992. From June 1988 until his resignation in June 1993 he served as Chairman and, until his resignation in June 1992, Chief Executive Officer of Corcap. He presently serves as a Corcap director. Until October 1991, Mr. Pryor was the Chairman and, until July 1988, the Chief Executive Officer of Lydall, Inc. for more than five years. He also serves as a director of The Hartford Funds (financial services), The Wiremold Company (manufacturing), Pacific Scientific Company (manufacturing) and Infodata Systems Inc.(computer software).

 ........................
(1)  Member of the Executive Committee of the Board of Directors.
(2)  Member of the Audit Committee of the Board of Directors.
(3) Member of the Compensation and Stock Option Committee of the Board of Directors.
(4) Until June 3, 1993, Mr. Clark was Chairman and Mr. Pryor was Vice-Chairman and Director, of CompuDyne, Inc., that filed a voluntary petition in bankruptcy under Chapter 7 of the United States Bankruptcy Code on December 31, 1991.

Since August 1995, Messrs. Markowitz, Pryor and Roenigk have served as the Executive Committee of the Board of Directors which Committee, with certain exceptions, has the powers exercisable by the Board of Directors when it is not in session. Mr. Pryor and Mr. Clark have served as the Audit Committee of the Board of Directors which Committee has the responsibility to review the overall control systems of the Corporation, to advise the Board of Directors with respect to the engagement of independent auditors who are to audit the books and records of the Corporation and to approve the scope of any audit to be conducted. Mr. Pryor and Mr. Clark have also served as the Compensation and Stock Option Committee of the Board of Directors which Committee has the authority to determine the compensation of officers of the Corporation and to grant restricted stock awards, stock options and stock bonus awards to the employees of the Corporation. The Board of Directors does not have a standing nominating committee.

During 1995, the Board of Directors held two regular meetings, two telephonic meetings and acted by the unanimous written consent of its members on four occasions. No meetings were held by the Executive Committee, but such Committee acted by the unanimous written consent of its members on four occasions, and the Audit Committee held no meetings. Ninety percent of the directors of the Corporation attended all of the meetings of the Board of Directors.

Directors who are not salaried employees or officers of the Corporation are entitled to receive $500 for each Board of Directors meeting attended, plus reimbursement of reasonable expenses for attending the meeting.


EXECUTIVE OFFICERS

The following table sets forth information with respect to each executive officer ("named executive officer") of the Corporation who were serving as such at December 31, 1995. Mr. Roenigk was elected Chairman of the Board of Directors, Chief Executive Officer and President in August 1995. Mr. Blackmon was elected Executive Vice President of the Corporation in January 1995.

Name and Age             Office                      Business Experience
 .....................    .......................     ...................
Martin A. Roenigk, 53    Chairman, President,        See previous table.
                         Chief Executive Officer

Philip M. Blackmon, 48   Executive Vice President    See previous table
                         & President of Quanta
                         Systems Corporation



EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth the total annual compensation of the Corporation's Chairman, President and Chief Executive Officer and its executive officer whose salary and bonuses exceeded $100,000 in 1995:

                            SUMMARY COMPENSATION TABLE

                                            Long-Term Compensation
                      Annual Compensation            Awards

                                                        Securities  All Other
                                            Restricted    Under-     Compen-
Name and                    Salary   Bonus     Stock      lying       sation
Principal Position   Year     ($)    ($)(1) Awards($)(2) Options(#)(3)
($)(4)
 ....................  ....   ......  ...... ...........  .......... ......
Martin A. Roenigk (5) 1995   19,054  25,000         0    200,000           0
Chairman, President
 & CEO

Philip M. Blackmon(6) 1995   98,880  33,345    16,656          0
10,462
President - Quanta    1994   85,000  25,000         0          0       8,850
 Systems              1993   84,656  20,000         0          0           0
Norman Silberdick(7)  1995   74,524       0         0          0       5,481
                      1994  100,000       0         0          0       8,700
                      1993  100,000  50,000         0          0           0

(1) Bonuses of $25,000 and $25,000 were awarded to Messrs. Roenigk and Blackmon, respectively, by the Compensation and Stock Option Committee of the Board of Directors of CompuDyne in March 1996 for services rendered in 1995. Mr. Blackmon also received a bonus of $8,345 on December 14, 1995 in connection with a restricted stock award (see Note 2 below). A bonus of $25,000 in the form of part cash and part Restricted Stock Award (see
Note 3 below) was awarded to Mr. Blackmon in December 1995 for services rendered in 1994. Bonuses of $50,000 and $20,000 were awarded to Messrs. Silberdick and Blackmon in February 1994 for services rendered in 1993. As of March 31, 1996, 100% of the 1994 and 1993 bonuses had been paid. The 1995 bonus will be paid when funds become available and may also be paid partly in common stock of the Corporation.
(2) On November 12, 1992, the CompuDyne Board of Directors authorized the sale of 100,000 shares of CompuDyne Common Stock to Philip M. Blackmon at a price of $.40 per share, the fair market value at such time. The Board subsequently authorized the issuance of an additional 200,000 shares of CompuDyne Common Stock to Mr. Silberdick at the same price and on the same terms as those authorized on November 12, 1992. Under Stock Purchase Agreements dated August 1, 1993, entered into pursuant to such authorization, such executives may purchase 25% of such shares on each of August 1, 1993, 1994, 1995 and 1996 at $.40 per share, provided certain conditions are met, including continued employment by CompuDyne, by paying cash for such shares or by giving CompuDyne a five-year non-recourse promissory note, collateralized by the stock and bearing interest at 2% per annum over the rate designated by the First National Bank of Maryland as its prime commercial rate. The Stock Purchase Agreements further provide that within 90 days of any Change of Control of CompuDyne, as defined, the executives will be entitled to purchase all of the shares of CompuDyne Common Stock not yet purchased under such Agreements by delivering a written notice to CompuDyne. On August 1, 1993, August 1, 1994 and August 1, 1995, Mr. Blackmon purchased 25,000 shares of CompuDyne Common Stock, or an aggregate of 75,000 shares, in exchange for promissory notes pursuant to his Stock Purchase Agreement.
At December 31, 1995, the value of the 75,000 shares issued to Mr. Blackmon was $103,125, based upon the median of the high and low bids of CompuDyne common stock as reported on the OTC Bulletin Board. At December 31, 1995, the value of the remaining shares that may be issued to Mr. Blackmon under the Stock Purchase Agreement, 25,000, was $34,375. On August 1, 1993 and August 1, 1994, Mr. Silberdick purchased 50,000 shares of CompuDyne Common Stock, or an aggregate of 100,000 shares in exchange for promissory notes pursuant to the Stock Purchase Agreements. On March 8, 1995, Mr. Silberdick paid $4,000 under his promissory note. On August 21, 1995, Mr. Silberdick, in connection with his resignation and the sale to him of Quanta's division, Suntec, turned into the Company 60,000 shares that he had purchased pursuant to his Stock Purchase Agreement in exchange for the cancellation of his promissory note and relinquished his right to purchase an additional 50,000 shares on August 1, 1995. See "Certain Relationships and Related Transactions." On August 21, 1995, Mr. Blackmon waived any rights he may have had under the Change of Control provisions in the Stock Purchase Agreements due to the acquisition by CompuDyne of MicroAssembly Systems, Inc. See "Certain Relationships and Related Transactions." In addition, on December 14, 1995, Mr. Blackmon was awarded a Restricted Stock Award in accordance with the terms and conditions as set forth in a Restricted Stock Award Agreement under the CompuDyne Corporation 1986 Incentive Compensation Plan Benefit Plan under which Mr. Blackmon received 10,250 shares of CompuDyne Common Stock at a fair market value on the date of grant of $1.625 per share, or an aggregate fair market value of $16,656 on date of grant and aggregate fair market value of $14,094 at December 31, 1995. The holders of any shares issued under the Stock Purchase Agreements and Restricted Stock Award Agreement are entitled to vote and to receive any dividends paid on the CompuDyne Common Stock. The Board of Directors, however, do not intend to declare any dividends in the foreseeable future.
(3) Mr. Roenigk was issued a Non-Qualified Stock Option to purchase up to 200,000 shares of the Corporation's Common Stock for $1.50 per share in accordance with the terms and conditions as outlined in the Non-Qualified Stock Option Agreement dated August 21, 1995. Such options are immediately exercisable and shall expire on August 21, 2005.
(4) Includes matching contributions made by CompuDyne in CompuDyne's 401(k) retirement savings plan. CompuDyne matches dollar for dollar contributions up to 2 percent of each employee's annual compensation. In 1995, 1994 and 1993, contributions of $1,491, $2,000 and $0, respectively, were made for Mr. Silberdick and contributions of $2,662, $1,700 and $0, respectively, were made for Mr. Blackmon. Additional benefits included car allowances in 1995, 1994 and 1993 of $3,990, $6,700 and $0, respectively, for Mr. Silberdick and $7,800, $7,150 and $0, respectively for Mr. Blackmon.
(5) Mr. Roenigk was elected Chairman of the Board, President and Chief Executive Officer of CompuDyne on August 21, 1995.
(6) Mr. Blackmon was elected Executive Vice President of CompuDyne in January 1995.
7) Mr. Silberdick resigned as Chairman of the Board, President and Chief Executive Officer of CompuDyne on August 21, 1995.


                        OPTION GRANTS IN LAST FISCAL YEAR

                              Individual Grants (1)


                    Securities    % of Total
                    Underlying   Options Granted  Exercise or
                      Option    To Employees in   Base Price   Expiration
  Name              Granted (#)       1995        ($/Share)       Date
 ..................  ........... ................  ...........  ..........

Martin Roenigk (1)    200,000        88.9%          $1.50        8/20/05

(1) On August 21, 1995 the Compensation and Stock Option Committee awarded a Non-Qualified Stock Option for 200,000 shares of CompuDyne Common Stock to Mr. Roenigk under the August 21, 1995 Non-Qualified Stock Option Agreement at an exercise price of $1.50 (100% of the fair market value of such shares at the date of grant). Such options are immediately exercisable and shall expire on August 20, 2005.


                        FISCAL YEAR-END OPTION VALUES


                          Number of
                     Securities Underlying       Value of  Unexercised
                      Unexercised Options         In-The-Money Options
                    At December 31, 1995 (#)    At December 31, 1995 ($)
    Name           Exercisable/Unexercisable   Exercisable/Unexercisable
 .................  .........................   .........................

Martin A. Roenigk          200,000/0                    $0/$0 (1)

(1) The difference between the exercise price of the options ($1.50 per share) and the fair market value of CompuDyne Common Stock at December 31, 1995 ($1.37 per share) based upon the median of the high and low bids of CompuDyne common stock as reported on the OTC Bulletin Board.

OWNERSHIP OF COMMON AND PREFERRED STOCK

As of March 27, 1996, there were 1,807,832 shares of CompuDyne Common Stock and 1,260,460 shares of Convertible Preference Stock, Series D ("Series D Preference Stock") issued and outstanding.

The following table sets forth, as of March 27, 1996, the amount and nature of the beneficial ownership of Common Stock and Series D Preference Stock of CompuDyne by each person who is known by CompuDyne to hold of record or beneficially 5% of any class of voting securities of CompuDyne and by each director, each executive officer and by all directors and executive officers as a group.

Amount and
Nature of  Title  Beneficial  of  Percentage of
Name    Ownership   Class   Class Owned

Corcap, Inc.
120 Union Street
Willimantic, CT 06226           308,881 (1)     Common Stock           17.1%

Corcap, Inc. Pooled Pension
Investment Trust
c/o Martin A. Roenigk, Trustee
MicroAssembly Systems, Inc.
120 Union Street
Willimantic, CT 06226           224,000 (2)     Common Stock           12.4%

Lydall, Inc.
One Colonial Road
Manchester, CT 06040            120,000         Common Stock            6.6%

Martin A. Roenigk               945,345 (3) Series D Preference Stock 75%
                              1,345,345 (4)     Common Stock             37.2%

Alan Markowitz                  315,115 (3) Series D Preference Stock 25%
                                381,782 (4)     Common Stock             10.6%

Philip Blackmon                 85,250          Common Stock             2.4%

David W. Clark, Jr.             16,666          Common Stock            *

Millard H. Pryor, Jr.           16,667          Common Stock            *


All Directors and
Executive  Officers
as a group (8 persons)       1,260,460      Series D Preference Stock 100%
                             2,020,710         Common Stock              55.9%

 .......................
* less than one percent

(1) Corcap, Inc. ("Corcap") owns of record, as of March 27, 1996, 308,881 shares of Common Stock of the Corporation representing 17.1% of the issued and outstanding shares of CompuDyne Common Stock. On August 21, 1995, Corcap purchased 150,000 shares of CompuDyne Common Stock for $.40 per share in accordance with the terms of a Warrant issued by CompuDyne to Corcap on March 10, 1993 and amended as of April 1, 1993 and August 15, 1995, and issued a note for $60 thousand to CompuDyne secured by the stock. Pursuant to a Stock Option Agreement dated March 25, 1996 between Corcap and CompuDyne, Corcap has granted an option to CompuDyne to purchase 16,666 shares of CompuDyne Common Stock at an exercise price of $.01 per share. Such option is immediately exercisable and expires on March 24, 2001.
(2)  See "Certain Relationships and Related Transactions."
(3) Issued in exchange for all of Mr. Roenigk's and Mr. Markowitz's shares of capital stock of MicroAssembly Systems, Inc., in accordance with the terms and conditions as set forth under the August 21, 1995 Stock Purchase Agreement among CompuDyne, MicroAssembly Systems, Inc., Martin Roenigk and Alan Markowitz. The Series D Preference Stock is convertible at any time on a share for share basis.
(4) Assumes full conversion of all shares of Series D Preference Stock which is convertible at any time on a share for share basis. Mr. Roenigk holds 945,345 shares of Series D Preference Stock and Mr. Markowitz holds 315,115 shares of Series D Preference Stock. Also assumes conversion of Senior Convertible Promissory Notes, dated August 21, 1995, of CompuDyne (the "Convertible Notes") which are convertible at any time at a conversion rate of $1.50 per share into 266,667 shares of CompuDyne Common Stock. Mr. Roenigk holds a Convertible Note in the principal amount of $300 thousand and Mr. Markowitz holds a Convertible Note in the principal amount of $100 thousand. See "Certain Relationships and Related Transactions" for a description of the Convertible Notes. Also assumes exercise of non-qualified stock options granted to Mr. Roenigk for 200,000 shares of CompuDyne Common Stock at an exercise price of $1.50 per share. Such options are immediately exercisable and expire on August 21, 2005. See "Certain Relationships and Related Transactions."


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 21, 1995 CompuDyne entered into and consummated a Stock Purchase Agreement by and among it, Martin A. Roenigk and Alan Markowitz (Messrs. Roenigk and Markowitz are, collectively, the "Sellers") and MicroAssembly Systems, Inc. ("MicroAssembly"), pursuant to which CompuDyne issued to the Sellers 1,260,460 shares of its Convertible Preference Stock, Series D ("Series D Preference Stock") in exchange for all of the Sellers' shares of capital stock in MicroAssembly, which shares represent all of MicroAssembly's issued and outstanding capital stock. The issuance by CompuDyne of the Preference Stock, together with the issuance of certain Convertible Notes, as defined below, and certain options to purchase CompuDyne Common Stock, all as described below and in accordance with the terms of the Stock Purchase Agreement, are referred to as the "Transaction." As a result of the Transaction, MicroAssembly is a wholly owned subsidiary of CompuDyne. Of the 1,260,460 shares of Series D Preference Stock issued, 945,345 shares were issued to Mr. Roenigk and 315,115 shares were issued to Mr. Markowitz. The Series D Preference Stock has rights to vote on a share for share basis with CompuDyne's common stock on all corporate issues other than the election of directors; it is also convertible to common stock on a share for share basis at any time prior to redemption by CompuDyne. On March 29, 1996, the holders of the preference stock waived their rights to mandatory redemption by the Company. For the election of directors, each share of Series D Preference Stock is entitled to 1/3.08 of a vote as compared with the Company's common stock, which is entitled to one vote per share. Pursuant to the terms of the Series D Preference Stock, each share of Series D Preference Stock will be entitled to one vote per share with respect to the election of directors, effective as of August 1, 1996, unless the Board of Directors of the Company, in its sole and absolute discretion, approves a resolution prior to such date prohibiting such change in voting rights, in which case each share of Series D Preference Stock will continue to have 1/3.08 vote per share. In the event the Board of Directors of the Company approves such a resolution, on May 1 of subsequent year (until each share of Series D Preference Stock has one vote with respect to the election of directors), each share of Series D Preference Stock will continue to have
1/3.08 vote for directors.   Each share of Series D Preference Stock
carries an annual aggregate dividend equal to the lower of: (a) sixty percent (60%) of MicroAssembly's after-tax net income in the previous calendar year, on an unconsolidated basis with CompuDyne, divided by 1,260,460, or (b) eight percent (8%) of the Redemption Value of $1.50 per share of the Series D Preference Stock, provided, however, that the dividend rate for the first dividend payment date only is adjusted for the period of 1995 that MicroAssembly was not a wholly owned subsidiary of CompuDyne. Dividends may be paid on the Series D Preference Stock, at the Company's option, in cash, CompuDyne Common Stock, or a combination thereof, based upon the average closing price of CompuDyne's Common Stock for the prior thirty (30) trading days. No dividends were earned on the Series D Preference Stock for the fiscal year ended December 31, 1995.

Beginning on August 21 in the year 2000, the Company may, at its option, redeem all or any part of the Series D Preference Stock for a price of $1.80 per share, that being one hundred twenty percent (120%) of the Redemption Value, plus accrued and unpaid dividends. The Series D Preference Stock provides that beginning on August 31, 2006, and on that date in each of the four succeeding years, the Company shall redeem 252,092 shares of Series D Preference Stock, or such lesser number as may be issued and outstanding, for their $1.50 per share Redemption Value. On March 29, 1996, Messrs. Roenigk and Markowitz, as the holders of the Series D Preference Stock, waived their rights to mandatory redemption by the Company.

As part of the Transaction, in return for $400 thousand paid to CompuDyne at the closing, CompuDyne issued to Sellers Senior Convertible Promissory Notes (the "Convertible Notes") in the aggregate principal amount of $400 thousand, which Convertible Notes are convertible, prior to redemption by CompuDyne, into CompuDyne Common Stock at a conversion rate of $1.50 per share of Common Stock, or 266,667 shares of Common Stock if the entire principal amount of the Convertible Notes is converted. Of the $400 thousand principal amount of Notes issued, $300 thousand principal amount of the Convertible Notes was issued to Mr. Roenigk, and $100 thousand principal amount of the Convertible Notes was issued to Mr. Markowitz. As described in a report filed by the Sellers with the Securities and Exchange Commission and with the Company pursuant to Section 13(d) of the Securities Exchange Act of 1934, the source of the Sellers' $400 thousand investment in the Company was personal funds. The Convertible Notes accrue interest at the rate of two percent above the variable annual rate published in THE WALL STREET JOURNAL as the "Prime Rate." Interest on the Convertible Notes are payable quarterly commencing on October 1, 1995.
The Convertible Notes are senior obligations of the Company. On October 1, 1995, January 1, 1996 and April 1, 1996, the Company accrued an aggregate of $4,777, $15,867 and $26,707, respectively, to the holders of the Convertible Notes.

As a further part of the Transaction, Norman Silberdick, the Company's Chairman, President and Chief Executive Officer, resigned as such and as a director of the Company. The Company's Board of Directors elected Mr. Roenigk to fill Mr. Silberdick's seat on the Board of Directors, and to become its Chairman, President and Chief Executive Officer. In recognition of Mr. Roenigk's position as Chairman, President and CEO, the Company issued to him options (the "Roenigk Options") to purchase up to 200,000 shares of the Company's Common Stock for $1.50 per share. The Roenigk Options expire in ten (10) years. Mr. Silberdick, as part of a related transaction described below, turned in to the Company 60,000 shares of the Company's Common Stock issued pursuant to a Stock Purchase Agreement dated August 1, 1993 between the Company and Mr. Silberdick, and he relinquished his rights to purchase an additional 50,000 shares pursuant to such Agreement.

MicroAssembly, located in Willimantic, Connecticut, is a manufacturer of a proprietary automated process called the "Stick-Screw System". The Stick-Screw System provides for insertion of fasteners at a faster speed than can be accomplished by competing systems or processes. MicroAssembly operates out of owned facilities, utilizing automatic screw machines to
manufacture the Stick-Screws.   MicroAssembly also assembles the
specially designed pneumatic drivers for inserting the screws. Sales are primarily throughout the United States via a network of independent sales representatives, with sales in Europe and South America.

In determining the consideration to be paid for the MicroAssembly stock, certain officers and directors of CompuDyne, including Messrs. Silberdick, Pryor and Clark, and Ms. Marjorie Morrissey, reviewed the recent financial performance of MicroAssembly, visited its manufacturing facilities, evaluated management and considered the strong balance sheet of MicroAssembly. CompuDyne considered both the value of MicroAssembly and the ability of MicroAssembly and its shareholders to bring considerable additional financial strength to CompuDyne's operations.

As a result of the Transaction, on December 15, 1995, the corporate offices of CompuDyne were moved to MicroAssembly, 120 Union Street, Willimantic, Connecticut 06226.

Prior to the Transaction, but after the exercise by Corcap of a warrant to acquire 150,000 shares of CompuDyne Common Stock, Corcap held 670,881 shares of CompuDyne's voting shares, or approximately 38.3% of CompuDyne's 1,749,622 issued and outstanding shares of Common Stock.
After the transactions described above, Corcap's 670,881 shares represented approximately 22.3% of the voting power of issued and outstanding shares (including the Series D Preference Stock) on all issues other than the election of directors, 31.1% of the voting power of issued and outstanding shares for the election of directors, and approximately 18.9% of the voting shares on a fully diluted basis.

Prior to the Transaction, the Sellers held no voting shares of CompuDyne, although Mr. Roenigk held 70,000 shares of Corcap Common Stock, which is approximately 2.4% of Corcap's voting shares. At December 31, 1995, the Sellers held 1,260,460 shares of CompuDyne's voting stock (including the Series D Preference Stock), or approximately 41.1% of the voting power of issued and outstanding shares for all issues other than the election of directors and 18.5% of the voting power of issued and outstanding shares for the election of directors. Assuming conversion by the Sellers of all of the shares of Series D Preference Stock, the conversion of the full principal amount of the Notes and the exercise by Mr. Roenigk of his options to purchase 200,000 shares of the Company's Common Stock, the Sellers would hold 1,727,127 shares of the Company's voting stock, or approximately 47.8% of the Company's voting stock on a fully diluted basis. In addition, in connection with the Transaction, Mr. Roenigk became a director of Corcap and was issued options to purchase 450,000 additional shares of Corcap Common Stock which, if exercised, would, together with Mr. Roenigk's prior holdings, result in his holding approximately 15.4% of Corcap's Common Stock.

The Sellers have, in their filing with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities and Exchange Act of 1934, disclaimed any arrangements or understandings among themselves or their associates with respect to the future election of the Company's directors or other matters in connection with the operation and management of the Company. Upon consummation of the transaction, in addition to Mr. Roenigk, CompuDyne's executive officers are, respectively, Philip M. Blackmon, Vice President and Elaine Chen, Chief Financial Officer and Treasurer.

On August 21, 1995, Quanta Systems Corporation ("Quanta"), a wholly-owned subsidiary of CompuDyne, transferred all of the assets and liabilities of Quanta's Suntec division to Suntec Service Corporation, a newly-formed corporation ("Suntec"), in return for (i) all of Suntec's issued and outstanding common stock and (ii) Suntec's agreement to pay to Quanta a royalty of 2% of Suntec's net sales and other revenues for thirty (30) years from the date of the closing. Quanta then sold all of Suntec's common stock to Norman Silberdick, who resigned on that date as CompuDyne's Chairman, President, CEO and Director.

As a condition precedent to the sale of the Suntec shares to Mr.
Silberdick, he turned in to CompuDyne 60,000 shares of CompuDyne Common Stock and relinquished purchase rights held by him to acquire an additional 50,000 shares of CompuDyne Common Stock.

As consideration for the shares of Suntec, Mr. Silberdick executed a non-recourse promissory note in the initial principal amount of $79 thousand (the "Silberdick Note"), payment of which is secured by a pledge of all Suntec shares held by Mr. Silberdick, which shares must at all times equal or exceed 33% of all outstanding shares of Suntec capital stock. The Silberdick Note bears interest at an annual rate equal to The WALL STREET JOURNAL prime rate, plus 2%. Through August 31, 2000, the principal of the Silberdick Note is payable annually in amounts equal to 25% of Suntec's net, after-tax income for the year in question. Thereafter, the unpaid principal balance, as of that date, shall be paid in five equal annual installments.

The amount of consideration determined by Quanta to be appropriate for the sale of the Suntec common stock to Mr. Silberdick resulted from a number of factors. While a division of Quanta, Suntec's business had never produced a profit. As a result, and in light of Quanta's retention of the 2% royalty on Suntec's net sales and other revenues for 30 years, Quanta determined that the business should be valued at its net book value at the Closing Date. The amount of the Silberdick Note was, at the Closing Date, based upon Suntec's net book value at June 30, 1995 and was subject to adjustment to its net book value based upon a closing date balance sheet to be completed on or before September 20, 1995. A subsequent review of the financial statements as of August 21, 1995 indicated that there was no equity in the assets transferred to Suntec and Mr. Silberdick thereafter purchased the shares of Suntec for $100.

As part of the transaction, Quanta loaned $50 thousand to Suntec payable at the end of three years at prime plus 2% with interest due at the anniversary date of the loan. The loan is a senior obligation of Suntec with rights of security granted to Quanta.

As of March 27, 1996, Corcap owned 308,881 or 17.1% of the issued and outstanding shares of CompuDyne Common Stock. See "Ownership of Common and Preferred Stock." In addition, a majority of the CompuDyne Board of Directors, Martin Roenigk, David Clark and Millard Pryor, are also members of the Corcap Board of Directors and constitute a majority of the Corcap Board.

CompuDyne charged management advisory service fees to Corcap for the years ended December 31, 1995, December 31, 1994 and December 31, 1993 in the amounts of $0, $36 thousand and $60 thousand, respectively. On December 15, 1995 Corcap and CompuDyne corporate offices were moved to and combined with the existing MicroAssembly office at 120 Union Street, Willimantic,
CT.  Corporate office overhead costs are allocated to CompuDyne.   In
consideration for Corcap causing one of its subsidiaries to terminate a lease with JM Clipper Polymers which benefitted CompuDyne, Corcap and CompuDyne entered into an agreement whereby, for a period of four years commencing in May 1994 and expiring in May 1998, CompuDyne provides to Corcap, without charge, management services and use of office facilities and absorbs the cost of certain legal services. As part of the settlement with Lydall described below, Corcap agreed to limit this support to $1 thousand per month for 24 months.

On November 12, 1992, the CompuDyne Board authorized the issuance of 300,000 shares of CompuDyne Common Stock to key employees of CompuDyne and Quanta at $.40 per share, the fair market value at such time. The Board subsequently authorized the issuance of an additional 200,000 shares of Common Stock to Norman Silberdick at the same price and on the same terms as those authorized on November 12, 1992. Under the Stock Purchase Agreements dated August 1, 1993, which were entered into pursuant to such authorization, the employees may purchase an aggregate of 125,000 shares of CompuDyne Common Stock on each of August 1, 1993, 1994, 1995 and 1996, provided certain conditions are met, including continued employment by CompuDyne, by paying cash for such shares or by giving CompuDyne a five-year non-recourse promissory note, collateralized by the stock and bearing interest at 2% per annum over the rate designated by the First National Bank of Maryland as its prime commercial rate. The Stock Purchase Agreements further provide that within 90 days of any Change of Control of CompuDyne, as defined, the employees will be entitled to purchase all of the shares of CompuDyne Common Stock not yet purchased under such Agreements by delivering a written notice to CompuDyne. As of December 31, 1995, an aggregate of 296,250 shares of CompuDyne Common Stock had been issued to five members of senior management, (the "Management Shares") pursuant to the Stock Purchase Agreements. Pursuant to such Agreements, the Management Shares were issued in exchange for promissory notes. Due to the resignation of two of the employees who were parties to the Stock Purchase Agreements, 56,250 shares of CompuDyne Common Stock remain to be issued under the Stock Purchase Agreements. See
Note 2 to the Summary Compensation Table under "Executive Compensation and Other Transactions with Management."

On December 9, 1995 the Compensation and Stock Option Committee granted a Restricted Stock Award of 58,210 shares of CompuDyne Common Stock to key employees of Quanta as partial bonus for services rendered in 1994. The value of the stock at the time of the award was $1.625 per share, for an aggregate value of $95 thousand. The second part of the bonus was distributed in cash, in an aggregate amount of $40 thousand. See "Executive Compensation and Other Transactions With Management" for description of the bonus paid to Mr. Blackmon.

In addition, on February 2, 1996 the Compensation and Stock Option Committee granted options to purchase 16,290 shares of CompuDyne Common Stock to key employees of CompuDyne's subsidiary, MicroAssembly, at a price of $1.81 per shares (100% of the fair market value of such shares at the date of grant) and in accordance with the terms and conditions of the 1986 Stock Incentive Compensation Plan.

During the year ended December 31, 1995, Corcap sold 40,500 shares of its holdings of CompuDyne Common Stock pursuant to Rule 144 under the
Securities Act of 1933, as amended  (the "1933 Act").   On September 15,
1995, Corcap also transferred 224,000 shares of its holding of CompuDyne Common Stock to the Trustee of the Corcap, Inc. Pooled Pension Investment Trust (the "Pension Trust") in consideration of funding requirements for the years 1992, 1993 and 1994. On February 15, 1996 Corcap sold an additional 18,000 shares pursuant to Rule 144 under the 1933 Act.

On August 21, 1995 Corcap purchased 150,000 shares of CompuDyne Common Stock for $.40 per share in accordance with the terms of a Warrant issued by CompuDyne to Corcap on March 10, 1993 and amended as of April 1, 1993 and August 15, 1995.

On March 25, 1996, Corcap entered into a Settlement Agreement, dated as of March 25, 1996 (the "Settlement Agreement"), with Lydall, Inc. ("Lydall") pursuant to which Corcap transferred 120,000 shares (the "Transferred Shares") of CompuDyne Common Stock to Lydall in settlement of certain claims made by one another.

As part of the Settlement Agreement, Lydall required as a condition to signing, that CompuDyne enter into a registration rights agreement with Lydall obligating CompuDyne to register the Transferred Shares upon demand of Lydall two years following the date of the Agreement or in a "piggyback registration" at any time upon the proposed registration by CompuDyne of its stock. In order to induce CompuDyne to enter into such agreement, Corcap agreed to issue an option (the "Corcap Option") to CompuDyne to purchase 16,666 shares of CompuDyne Common Stock at an exercise price of $.01 per share exercisable immediately for a period of five years under a Stock Option Agreement, dated as of March 25, 1996, between Corcap and CompuDyne. In addition, Corcap agreed to limit CompuDyne's support of its legal services to $1 thousand per month for 24 months as described below.

As a result of the sale by Corcap of 40,500 shares in 1995 and 18,000 shares in 1996 pursuant to Rule 144 under the 1933 Act, the transfer of 224,000 shares to the Pension Trust, the transfer of 120,000 shares to Lydall, the granting of 16,666 options to CompuDyne and the exercise of the warrant for 150,000 shares, Corcap's ownership of CompuDyne Common Stock decreased from 561,381 shares, or 35.0% of the issued and outstanding shares of CompuDyne Common Stock as of December 31, 1994, to 308,881 (including the 16,666 options) shares, or 17.1% of the issued and outstanding shares as of March 27, 1996. After assuming (i) the conversion of 1,260,460 shares of Series D Preference Stock to Messrs. Roenigk and Markowitz, which shares are convertible by the holders into 1,260,460 shares of CompuDyne Common Stock, (ii) the conversion of $400 thousand principal amount of Convertible Notes to Messrs. Roenigk and Markowitz, which promissory notes are convertible by the holders into 266,667 shares of CompuDyne common stock, (iii) the exercise of the Roenigk Options to purchase 200,000 shares of CompuDyne Common Stock at an exercise price of $1.50 per share, (iv) the purchase of up to an additional 56,250 shares of CompuDyne Common Stock on August 1, 1996 pursuant to Stock Purchase Agreements, dated August 1, 1993, between CompuDyne and certain members of CompuDyne management assuming certain conditions are met, (v) the exercise of stock options for 25,000 and 16,290 shares of CompuDyne Common Stock issued to Elaine Chen and key employees of MicroAssembly, respectively, and (vi) the exercise by CompuDyne of its option to purchase 16,666 shares of CompuDyne Common Stock from Corcap, Corcap's ownership would be decreased to 8.1% on a fully diluted basis and Mr. Roenigk's and Mr. Markowitz' ownership would be increased to 37.2% and 10.6%, respectively, on a fully diluted basis. Due to the declining ownership interest Corcap has in CompuDyne Common Stock and a diminished overlapping of directors and officers, the financial statements of Corcap and CompuDyne are no longer consolidated. Beginning with the year ended December 31, 1994 until the quarter ended June 30, 1995, Corcap had included the accounts of CompuDyne in Corcap's consolidated financial statements in light of the significant ownership interest Corcap had in CompuDyne stock and interlocking directors and officers.


APPROVAL OF 1996 STOCK INCENTIVE COMPENSATION PLAN FOR EMPLOYEES
(PROPOSAL NO. 2)

On February 2, 1996, the Board of Directors adopted, subject to shareholder approval, the CompuDyne Corporation 1996 Stock Incentive Compensation Plan for Employees (the "Stock Incentive Plan" or the "Plan"). Under the Stock Incentive Plan, "Incentive Awards" consisting of Incentive Stock Options ("ISOs"), as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), non statutory options ("NSOs"), stock appreciation rights and restricted stock awards, or combinations thereof, may be granted to salaried officers or key employees of the Corporation and its subsidiaries, to purchase not more than an aggregate of 300,000 shares (subject to adjustment for stock splits or similar capitalization changes) of the Corporation's Common Stock. It is expected that 25 officers and employees will be eligible to participate during the first year of the Stock Incentive Plan.

Summary of Stock Incentive Compensation Plan
 ............................................
The full text of the Stock Incentive Plan is set forth as Exhibit A to this Proxy Statement. The following Summary of the Plan is qualified in its entirety by reference to the text of the Plan.

The purposes of the Plan are to promote growth and profitability of the Corporation by enabling it to attract and retain the best available personnel for positions of substantial responsibility, and to provide key employees with an opportunity for investment in the Corporation's Common Stock and to give them an additional incentive to increase their efforts on behalf of the Corporation and its subsidiaries.

The Plan will be administered by the Compensation and Stock Option Committee (the "Committee"). No member of the Committee is eligible to receive an Incentive Award while serving as a member. Subject to the limitations of the Plan, the Committee, after receiving the recommendations of the President, will have the authority to determine and designate the employees to whom Incentive Awards should be granted, the type of Incentive Award to be granted, and the number of shares subject to each Incentive Award. Stock options give employees the right to purchase a specified number of shares of Common Stock at a price equal to at least 100 percent of fair market value at the time of grant of the option. Other terms of options to be awarded under the Plan are set by the Committee. Such terms will determine whether or not options are taxed as Incentive Stock Options under Sections 422 of the Internal Revenue Code. Stock appreciation rights may be granted by the Committee only in connection with stock options. These rights enable an employee to choose to receive an amount equal to the appreciation in value of the Common Stock subject to the option without any payment to the Corporation. If such an election is made, the number of shares subject to the related stock option is reduced accordingly. An employee may elect to receive the appreciation entirely in Common Stock or up to 50 percent in cash. A restricted stock award is a grant of a right to an employee to receive, in periodic installments, a specified number of shares of Common Stock, including an amount equal to accrued dividends.

The Plan provides for adjustment in the number of shares of stock subject thereto and the number of shares subject to option, stock appreciation rights or restricted stock awards by reason of merger, stock splits or similar events. The Plan may be modified or amended by the Board of Directors at any time except for certain amendments specified in the Plan
which require shareholder approval.   In the event that any transaction
occurs which results in a change in control of the Corporation, the Committee, with the approval of the Board of Directors, may advance exercise dates of options and transfer dates of restricted awards. The securities offered under the Plan will be registered under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on a Registration Statement on Form S-8.

On February 2, 1996 when the Plan was adopted subject to shareholder approval, the Committee granted Incentive Stock Options covering 21,710 shares of Common Stock to key employees of CompuDyne's subsidiary, MicroAssembly Systems, Inc., at an option exercise price of $1.81 per share (100% of the fair market value per share on the date of grant) which options will expire, unless exercised, on February 1, 2006. The options described above are the only options which have been granted under the Plan and no stock appreciation rights or restricted stock awards have been granted. It is not possible to predict the number or identity of employees who will receive Incentive Awards following its approval or, except as set forth in the Plan, to describe the restrictions that may be included in specific Incentive Awards. No Incentive Award may be granted under the Plan subsequent to February 1, 2006.

Federal Income Tax Consequences
 ...............................
NSOs. Under current law, there will generally be no Federal income tax consequences to either the employee or the Company on the grant of NSOs. Upon exercise of NSOs, the difference between the fair market value of the Company's Common Stock at the date of exercise and the exercise price is taxed to the grantee at ordinary income rates, and is subject to withholding tax by the Company. The exercise of NSOs will result in a tax deduction to the Company, measured by such difference. However, grantees who are subject to the six-month restrictions on resale of Common Stock under Federal securities laws will, unless they elect otherwise, generally not recognize ordinary income until such restriction lapse. The fair market value of the Company's Common Stock at the date of exercise becomes the tax basis in the hands of the grantee of shares acquired upon such exercise.

ISOs. Under the Code, there are generally no Federal income tax consequences to the employee or the Company upon the grant or exercise of an ISO, except that the difference between the option price and the fair market value of the Common Stock at the exercise of the option will be an item of tax preference for purposes of the alternative minimum tax. If the employee does not dispose of the stock within two years from the grant date of the ISO, and holds the stock after exercise for at least one year, the employee will be taxed at long-term capital gain rates upon the sale of the stock , and the Company will not be entitled to a tax deduction in connection with the exercise of the ISO. If the employee does not meet these holding period requirements, the employee's gain upon disposing of the stock will usually be taxed as ordinary income to the extent of the excess of the fair market value of the shares on the date of exercise over the option price. The balance of the amount received, if any, will be short-term or long-term capital gain depending on how long the shares were held by the employee. The Company will be allowed a tax deduction in the amount of the grantee's ordinary income as a result of the disposition.
To the extent that the aggregate Fair Market Value of stock with respect to which ISOs become exercisable for the first time by an individual during a calendar year exceeds $100 thousand, such options will be treated as NSOs for tax purposes.

Vote Required for Approval of the Stock Incentive Plan
 ......................................................
Holders of the Corporation's Common Stock and Series D Preference Stock, voting together and not as separate classes, are entitled to vote on the proposal. The affirmative vote of at least a majority of the votes that all shareholders are entitled to cast at the meeting is required for approval of the Stock Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.


APPROVAL OF 1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (PROPOSAL
NO. 3)

The Board of Directors recommends that the shareholders approve the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Director Plan"). The Director Plan was adopted by the Board of Directors on February 2, 1996, subject to approval by the shareholders of the Company at the 1996 Annual Meeting on June 5, 1996. The Director Plan will facilitate the acquisition of Company Common Stock by non-employee directors and enhance the Company's ability to attract and retain qualified, experienced directors. The Company believes that increased share ownership of directors more closely aligns shareholder and director interests by encouraging a greater focus on profitability of the Company and its Common Stock. The text of the Director Plan appears in Exhibit B to this Proxy Statement. The summary of its principal features which follows is subject to the specific provisions contained in the full text. Proxies solicited hereby will be voted FOR the adoption of the Director Plan unless the shareholder specifies otherwise.

Summary of the Plan
 ...................
Shares Subject to Options. The Director Plan provides for the issuance of a maximum of 100,000 shares of the Company's Common Stock (subject to adjustment for stock splits or similar capitalization changes). Shares delivered pursuant to the Director Plan upon the exercise of options may be either authorized but unissued shares of Company Common Stock or
previously issued shares reacquired by the Company.   Shares subject to
options which expire or terminate before exercise become available for issuance under the Director Plan.

Eligibility and Administration. Only non-employee directors of the Company are eligible to receive options under the Director Plan. It is expected that three directors will be eligible to participate during the first year of the Director Plan. The Director Plan will be administered by the Committee. No director may participate in any decision relating exclusively to an option granted to that director.

Stock Option. The Director Plan provides that, on the date of each meeting of the Board of Directors during the term of the Plan, each non-employee director of the Company attending such meeting (in person or by telephone) will automatically be granted a stock option to purchase 350
shares of CompuDyne Common Stock   provided, however, that the maximum
number of options that may be granted in any one calendar year to any one Non-Employee director pursuant to the Director Plan shall be options for 2,100 shares of CompuDyne Common Stock. No options will be granted for action taken by the Board of Directors by unanimous written consent. No
options have yet been granted under the Director Plan.   The number of
shares of Common Stock which current non-employee directors of the Company would have been entitled to purchase pursuant to options to be granted to them under the Director Plan if such Plan had been in effect in 1995 are set forth below under the heading "New Plans Benefits Table." The exercise price for each option will be the greater of the fair market value of the Company's Common Stock on the date of grant or the par value of the Common Stock, if any, on the date of exercise. The Company's Common Stock currently has par value of $0.75 per share. Options will be exercisable only to the extent of one-half of the number of shares of Common Stock to which it relates two years after the grant date and will be exercisable to the extent of the remaining one-half of such shares three years after the grant date, provided that all options expire ten years from the grant date. However, options become immediately exercisable in full upon the director's withdrawal from the Board of Directors due to death, disability or retirement as defined in the Director Plan. Payment of the exercise price may be made in cash, previously acquired shares of Common Stock equal in value to the exercise price or a combination of cash and Common Stock. All unexercised options terminate three months after the date of grantee leaves the Board of Directors, provided that such awards may be exercised during certain longer periods contained in the Director Plan following the grantee's death, disability or retirement.

Duration. The term during which awards may be granted under the Director Plan will expire February 1, 2006.

Transfer of Options. Options granted under the Director Plan are not transferable except upon the death of the director or pursuant to a qualified domestic relations order or Title I of the Employee Retirement Income Security Act, and are exercisable during the director's lifetime only by the director or his or her guardian or legal representative.

Amendment and Discontinuance. The Board of Directors may discontinue or amend the Director Plan at any time. However, without shareholder approval, the Board of Directors may not amend the Director Plan to increase the number of shares of Common Stock as to which options may be granted under the Director Plan, modify the requirements for participation in the Director Plan, extend the term of the Director Plan or the option periods provided therein, or decrease the option price or otherwise materially increase the benefits under the Director Plan. The Director Plan may not be amended more often than once every six months except to comply with changes in tax laws.

Federal Income Tax Consequences and Accounting Treatment. Under current law, there will generally not be Federal income tax consequences to either the director or the Company on the grant of options under the Director Plan. Upon exercise of such options, the difference between the fair market value of the Company's Common Stock at the date of exercise and the exercise price is taxed to the grantee at ordinary income rates, and is subject to withholding tax by the Company. The exercise of such options will result in a tax deduction to the Company, measured by such difference. However, grantees who are subject to the six-month restrictions on resale of common Stock under Federal securities laws will, unless they elect otherwise, generally not recognize ordinary income until such restrictions lapse. The fair market value of the Company's Common Stock at the date of exercise becomes the tax basis in the hands of the grantee of shares acquired upon such exercise.

Neither the grant nor the exercise of a stock option results in a charge against earnings of the Company so long as the option price at the date of grant is not less than the fair market value of the Company's Common Stock on that date.

Vote required for Approval of the Stock Incentive Plan
 ......................................................
Holders of the Corporation's Common Stock and Series D Preference Stock, voting together and not as separate classes, are entitled to vote on the proposal. The affirmative vote of at least a majority of the votes that all shareholders are entitled to cast at the meeting is required for approval of the Director Plan.

The Board of Directors recommends a vote FOR Proposal No. 3.


                        NEW PLANS BENEFITS TABLE

The following table sets forth the number of options to be received by the named individuals and groups of executive officers, directors and employees that will accrue, assuming that all of the grantees continue in their current employment or directorships through the minimum vesting and award periods.

                      CompuDyne Corporation      CompuDyne Corporation
                   1996 Stock Incentive Plan  1996 Stock Option Plan For
                        For Employees            Non-Employee Directors
 .........................................................................
                     Options for              Options for
Name and             No. of Shares  Dollar    No. of Shares      Dollar
Position             Common Stock   Value(1)  Common Stock (2)  Value(3)
 .........................................................................


Martin A. Roenigk
Chairman, President
 & CEO                        0       0                0             0

Philip M. Blackmon
 Executive Vice
 President                    0       0                0             0

Norman Silberdick(4)          0       0                0             0

Current Executive
 Officers as a Group          0       0                0             0

Current directors who
 are not executive
 officers, as a group         0       0            4,200       $39,375

Each person who received
 or is to receive five
 percent of such options
 or rights                    0       0                0             0

All employees, including
 all current officers who
 are not executive
 officers, as a group    16,290 $29,485                0             0


(1) Based upon the option exercise price of $1.81 per share of CompuDyne Common Stock (100% of the fair market value per share on the date of grant).
(2) No options have yet been issued under the Director Plan. The number of options listed is the number of options that non-employee directors would have received in 1995 if the Director Plan had been in effect.
(3) Based upon the fair market value of $12,075, $8,925, $8,400 and $9,975 of CompuDyne Common Stock on the grant dates, which would have been the meeting dates of the CompuDyne Board of Directors in 1995.
(4)Mr. Silberdick resigned as Chairman of the Board, President and Chief Executive Officer of CompuDyne On August 21, 1995.


APPROVAL OF REINCORPORATION AS A NEVADA CORPORATION (PROPOSAL NO. 4)

The Board of Directors of the Company has approved a proposal to change the Company's state of incorporation from Pennsylvania to Nevada subject to the approval of the shareholders (the "Reincorporation"). The following discussion summarizes certain aspects of the proposed Reincorporation of the Company in Nevada. If approved by the holders of the Company's Common Stock and Series D Preference Stock, the proposed Reincorporation would be effected by merging the Company into a wholly owned subsidiary of the Company, CompuDyne Nevada, Inc. ("CompuDyne Nevada), which was recently incorporated under the laws of Nevada for the purpose of effecting the proposed merger (the "Merger"). CompuDyne Nevada has not engaged in any business, and will not engage in any business, prior to the Merger. The Merger will be accomplished pursuant to the terms of an Agreement and Plan of Merger (the "Plan"), between the Company and CompuDyne Nevada, substantially in the form attached hereto as Exhibit C. The terms of the Reincorporation are more particularly described in the Plan and all references to the Reincorporation are qualified by and subject to the more complete information set forth therein. CompuDyne Nevada will be the surviving corporation in the Merger (the "Surviving Corporation") and will continue under the name "CompuDyne Corporation."

The Reincorporation will effect a change in the legal domicile of the Company and certain other legal changes, but will not result in any material change in the name, business, assets or financial position of the Company or in the persons who constitute the Board of Directors or management. The principal executive office of the Company will remain the same. The Reincorporation will, however, affect certain rights of the shareholders. See "Certain Changes in the Rights of Shareholders." Upon the effective date of the Merger (the "Effective Date") , (i) the legal existence of the Company as a separate corporation will cease, (ii) CompuDyne Nevada, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company, (iii) each of the Company's employee benefit plans will be continued and assumed by CompuDyne Nevada,
(iv) each outstanding share of the Common Stock will automatically be converted into one share of common stock, $0.75 par value per share, of CompuDyne Nevada (the "Nevada Common Stock"), and (v) each outstanding share of the Series D Preference Stock will automatically be converted into one share of Convertible Preference Stock, Series D of CompuDyne Nevada (the "Nevada Series D Preference Stock"). Each share of the Pennsylvania Series D Preference Stock has equivalent designations, powers, preferences, limitations and restrictions (the "Designations") as each share of the Nevada Series D Preference Stock. Outstanding options or rights to purchase the Common Stock will automatically be converted into equivalent options or rights to purchase CompuDyne Nevada Common Stock, including the options to be issued under the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors and the CompuDyne Corporation 1996 Stock Incentive Compensation Plan for Employees being presented to the shareholders for approval at the Annual Meeting. See "Approval of 1996 Stock Incentive Compensation Plan (Proposal No.2)" and "Approval of 1996 Stock Option Plan for Non-Employee Directors (Proposal No. 3)". As a result of the Merger, CompuDyne Nevada will continue under the name CompuDyne Corporation. A VOTE FOR THE PROPOSAL TO REINCORPORATE AS A NEVADA CORPORATION WILL BE DEEMED TO BE A VOTE FOR EACH OF THE CONSEQUENCES MENTIONED ABOVE.

Following the Effective Date, certificates representing shares of Common Stock and Series D Preference Stock will be deemed to represent an equal number of shares of Nevada Common Stock and Nevada Series D Preference Stock, as the case may be. IT WILL NOT BE NECESSARY FOR THE HOLDERS OF THE COMPANY'S CAPITAL STOCK TO SURRENDER THEIR CERTIFICATES FOR NEW CERTIFICATES REPRESENTING NEVADA COMMON STOCK OR NEVADA SERIES D PREFERENCE STOCK.

The Reincorporation will become effective upon the filing of the requisite merger documents in Pennsylvania and Nevada, which filings are expected to be made as soon as practicable following approval by the shareholders. Pursuant to the terms of the Plan, the Merger may be abandoned by the Board of Directors of the Company and CompuDyne Nevada any time prior to the Effective Date (whether before or after shareholder approval). In addition, the Board of Directors of the Company may amend the Plan at any time prior to the Effective Date provided that any amendment made subsequent to approval by the shareholders may not change: (1) the amount or kind of shares, obligations, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the constituent corporations; (2) any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger; or (3) any of the terms and conditions of the Plan if the change would adversely affect the holders of any shares of the constituent corporations.

After the Effective Date, the Nevada Articles of Incorporation, the present form of which are attached to this Proxy Statement as Exhibit D, and the Nevada Bylaws will govern the Surviving Corporation. Certain changes in the rights of the shareholders of the Company will result under Nevada law, the Nevada Articles of Incorporation and the Nevada Bylaws. See "Certain Changes in the Rights of Shareholders."

Principal Reasons for Reincorporation in Nevada
 ...............................................
The primary purpose of the Reincorporation is to induce Messrs. Roenigk and Markowitz, as the holders of the Series D Preference Stock and Convertible Notes, and Mr. Roenigk, as the holder of the Roenigk Options, to convert such Stock and Notes and to exercise such Options, into shares of Common Stock of the Company because it will strengthen the balance sheet of the Company by increasing common stockholders' equity and reducing balance sheet debt. A strengthened balance sheet will better position the Company to borrow money from financial institutions, to obtain performance bonding necessary in many non-military installation contracts, and to identify, negotiate and finance possible acquisitions. The Board of Directors of the Company also believes that it is in the best interest of the Company and its shareholders to induce Messrs. Roenigk and Markowitz in the future to purchase additional equity securities of the Company in order to increase working capital or to fund possible acquisitions. Messrs. Roenigk and Markowitz have indicated to the Board their unwillingness to convert the Series D Preference Stock and Convertible Notes, to exercise the Roenigk Options, or to purchase any additional convertible securities or capital stock from the Company if they would be subject to the "fair value" statutes of the Pennsylvania Business Corporate Law (the "PBCL") as described below under "Certain Changes in the Rights of Shareholders--Statutory Anti-Takeover Provisions." While they are not obligated to do so, Messrs. Roengik and Markowitz have indicated that they would be more inclined to convert the Series D Preference Stock and the Convertible Notes, to exercise the Roenigk Options, and to purchase additional convertible securities or capital stock from the Company if there would be no adverse consequences to them. As described below under "Certain Changes in the Rights of Shareholders--Statutory Anti-Takeover Provisions," the Reincorporation of the Company in Nevada will not result in adverse consequences to Messrs. Roenigk and Markowitz in the event of conversion, exercise or purchase of equity securities similarly to those that would result under the PBCL. In addition, state franchise taxes are slightly lower in Nevada than in Pennsylvania.

Certain Consequences of the Merger
 ..................................
The Merger will not result in any material change in the name, business, management, assets, liabilities or financial position of the Company. The Company will continue to maintain its executive offices in Willimantic, Connecticut. The capitalization, consolidated financial condition and results of operation of CompuDyne Nevada immediately after consummation of the Merger will be substantially the same as those of the Company immediately prior to the consummation of the Merger. The Reincorporation will, however, affect certain rights of shareholders. See "Certain Changes in the Rights of Shareholders."

Consummation of the Merger is subject to the approval of the shareholders of the Company. See "Vote Required for Approval of the Reincorporation." Holders of Pennsylvania Series D Preference Stock will, prior to the Annual Meeting, execute consents approving the Merger, and will, therefore, not be entitled to dissenters' rights under the PBCL with regard to the Merger. Because the Common Stock is held of record by more than 2,000 shareholders, shareholders of the Common Stock will not be entitled to dissenters' rights under the PBCL with regard to the Merger. Upon issuance, all the issued and outstanding shares of Nevada Common Stock and Nevada Series D Preference Stock will be fully paid and nonassessable. Rights of stockholders of the Surviving Corporation will be governed by the Nevada General Corporation Law (the "NGCL"). See "Certain Changes in the Rights of Shareholders."

The Charter and Bylaws of the Company
 .....................................
The Nevada Articles of Incorporation and the Nevada Bylaws are substantially the same as the Pennsylvania Articles of Incorporation and the Pennsylvania Bylaws.

The Pennsylvania Articles of Incorporation authorize the issuance of 12,200,000 shares of capital stock, of which 200,000 shares are Preferred Stock, with a par value of $100.00 per share, 2,000,000 shares are Preference Stock, without par value, and 10,000,000 shares are Common Stock, with a par value of $.75 per share. The Nevada Articles of Incorporation authorize the issuance of 12,000,000 shares of capital stock, of which 2,000,000 shares are Preference Stock, without par value, and 10,000,000 shares are common stock, with a par value of $.75 per share. The Nevada Articles of Incorporation do not have a class of Preferred Stock, as do the Pennsylvania Articles of Incorporation, because the Company will save approximately $9,000 in franchise taxes by eliminating the class. In addition, the Board of Directors has no intention of issuing any shares of the Preferred Stock and believes the class of Preference Stock will give it the flexibility it needs for future financing.

On December 13, 1978 and April 15, 1987, the Company designated two series of preference stock, Preference Stock, Series A (the "Series A Preference Stock") and Preference Stock, Series C (the "Series C Preference Stock"), respectively. Since the Series A and Series C Preference Stock were converted into shares of Common Stock in accordance with their terms on November 12, 1992, such Series are no longer outstanding and such designations are no longer relevant. Consequently, only the Series D Preference Stock have been designated in the Nevada Articles of Incorporation. Under the PBCL, a corporation's board of directors, unless otherwise restricted by the corporation's articles of incorporation, may amend the articles of incorporation, without a shareholder vote, to divide authorized shares into classes and into series within any class, to determine the designation and the number of shares of any class or series, and to determine the voting rights, preferences, limitations and special rights, if any, of shares of any class or series.

Neither the Pennsylvania Articles of Incorporation nor the Nevada
Articles of Incorporation allow for cumulative voting in the election of directors or for preemptive rights.

Both the Pennsylvania Articles of Incorporation and Nevada Articles of Incorporation require the affirmative vote of the holders of three-fifths of all classes of stock entitled to vote in the election of directors, considered as one class, for (i) the merger or consolidation of the Company with or into, (ii) to authorize the sale, lease or exchange of all, or substantially all, of the assets of the Company to, or (iii) to authorize the sale, lease or exchange to the Company, in exchange for voting securities of the Company, of any assets of, any other corporation, person or other entity, if, in any case described in clauses (i), (ii) or
(iii) above, as of the record date of the determination of shareholders entitled to notice thereof, such other corporation, person or entity is the record or beneficial owner of 5% or more of the outstanding shares of stock of the Company entitled to vote in the election of directors.

Under both the Pennsylvania Articles of Incorporation and Nevada Articles of Incorporation, the directors are divided into three classes, each class serving for a term of three years.

The Nevada Articles of Incorporation include a provision that no director or officer of the Company shall be personally liable to the Company or its shareholders for damages for breach of their fiduciary duty as a director or officer, provided that the provision does not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law and (ii) authorizing unlawful distributions as described under "Certain Changes in the Rights of Shareholders--Distributions." The Pennsylvania Articles of Incorporation do not contain such a provision. The Pennsylvania Bylaws, however, provide for indemnification of directors and officers. See "Certain Changes in the Rights of Shareholders--Officer and Director Liability" for a description of the Pennsylvania indemnification provisions.

The Pennsylvania Bylaws provide for at least five days notice being given to shareholders prior to a special meeting of shareholders. The Nevada Bylaws provide that such notice must be given not less than ten nor more than 60 days prior to the meeting, as required under the NGCL.

The Pennsylvania Bylaws provide that the attendance of any shareholder, either in person or by proxy, at any meeting of shareholders constitutes a waiver of notice of such meeting, except where such shareholder attends a meeting for the express purpose of objecting to the meeting because it was not lawfully called. The Nevada Bylaws do not provide such a provision because the NGCL does not permit it.

The Pennsylvania Bylaws provide that no unrevoked proxy shall be valid after 11 months from the date of its execution, unless a longer time is expressly provided therein, but in no event shall a proxy, unless coupled with an interest, be voted on after three years from the date of its execution. The Nevada Bylaws provide that no unrevoked proxy is valid after six months and in no event shall a proxy be voted on after seven years from the date of its execution.

The Pennsylvania Bylaws do not have a maximum number of directors that can serve on the Board of Directors. The Nevada Bylaws provide for a maximum of eleven.

The Pennsylvania Bylaws permit the Board of Directors to declare vacant the office of a director if he is declared of unsound mind by an order of court or convicted of a felony or for any other proper cause. The Nevada Bylaws does not have such a provision because the NGCL does not permit it.

The Pennsylvania Bylaws permit the directors to fill a vacancy on the Board of Directors which vacancy was created by an increase in the number of directors. The Nevada Bylaws permit only the shareholders to fill such a vacancy, which is consistent with both the Pennsylvania and Nevada Articles of Incorporation.

The Pennsylvania Bylaws and the Nevada Bylaws differ in certain other respects. See the discussion of the Articles of Incorporation above and "Certain Changes in the Rights of Shareholders--Officer and Director Liability."

Certain Changes in the Rights of Shareholders
 .............................................
Upon consummation of the Reincorporation, the shareholders of the Company will become stockholders of CompuDyne Nevada. DIFFERENCES BETWEEN THE CORPORATION LAWS OF PENNSYLVANIA AND NEVADA WILL RESULT IN SEVERAL CHANGES IN THE RIGHTS OF SHAREHOLDERS OF THE COMPANY. Although it is not practicable to summarize all of such changes herein, the significant changes are summarized below.

Shareholder Meetings. Under the PBCL, written notice of every meeting of the shareholders must be given at least five days prior to the day named for the meeting; however, in certain instances such as a meeting called for the purpose of acting on a proposed merger, consolidation, charter amendment or liquidation of the corporation, the PBCL requires that written notice be given at least 10 days prior to the day named for such meeting. Under the NGCL, written notice of a stockholder meeting must be given not less than 10 nor more than 60 days before the meeting. Both the PBCL and the NGCL provide procedures whereby such notice requirements may be waived.

The Board of Directors of a Nevada corporation may fix a day not more than 60 days before the holding of a stockholder meeting for determination of those stockholders entitled to receive notice of, and to vote at, such meeting. Under the PBCL, the record date for determination of those shareholders entitled to receive notice of, and to vote at, a shareholder meeting may not be more than 90 days prior to the date of the meeting.

Failure to Timely Hold Annual Meeting. Under the PBCL, if the annual meeting of shareholders is not called and held within six months after the designated time for such meeting, any shareholder may call such meeting at any time thereafter. The NGCL requires that, unless directors are elected by written consent, directors be elected at the annual meeting of stockholders and, if any Nevada corporation fails to elect directors within 18 months after the last election of directors, any one or more stockholders holding in the aggregate at least 15% of the corporation's voting power may petition a district court to order the election of directors for the corporation.

Distributions. A Pennsylvania corporation, unless otherwise restricted by its bylaws, may authorize and make distributions, unless after giving effect thereto, the corporation would be unable to pay its debts as they become due in the usual course of business or the total assets of the corporation would be less than the sum of its total liabilities plus (unless otherwise provided in the articles of incorporation) the amount that would be needed, if the corporation were to be dissolved at the time the distribution is measured, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The Pennsylvania Bylaws do not restrict the ability of the Company to pay distributions beyond that provided in the PBCL, nor do the Pennsylvania Articles of Incorporation contain any provision with respect to payment of dividends. Generally, a director who votes for or assents to an illegal distribution is liable to the corporation, jointly and severally with all other directors so voting or assenting, for the value of the distribution in excess of the amount that could have legally been paid. The NGCL contains restrictions on the authorization of distributions substantially similar to those described above. The directors of a Nevada corporation are prohibited from making distributions to stockholders except in the manner provided by the NGCL. In case of any willful or grossly negligent violation by the provisions of the NGCL governing distributions, the directors under whose administration the violation occurred (except for those directors who dissented) are, for a period of three years, jointly and severally liable to the corporation for the full amount of the distribution made or for any loss sustained by the corporation by reason of such illegal distribution, whichever amount is less. See "Certain Changes in the Rights of Shareholders--Officer and Director Liability."

Statutory Anti-Takeover Provisions. The PBCL provides that most publicly-held corporations ("registered corporations") may not engage in a business combination (e.g., a merger, sale of assets or similar transaction) with an entity which owns, directly or through affiliates, 20% or more of the voting power of the corporation (an "interested shareholder") for a period of five years after that entity acquires "interested shareholder" status, unless the transaction is approved: (1) by the registered corporation's board of directors prior to the time that the acquiring entity becomes an interested shareholder, (2) by all shareholders of the corporation, or (3) by a majority of "disinterested" shareholders of the corporation if the interested shareholder owns at least 80% of the voting power of the corporation and certain price terms and other conditions of the business combination are met. In addition, subchapter G of the PGCL restricts the exercise of voting rights by a person or group acquiring 20% or more of the shares of a registered corporation that are entitled to be cast in an election of directors of the corporation (or increasing ownership from 20% or more to 33-1/3% or more, or from 33-1/3% or more to 50% or more) in a transaction other than a merger, consolidation or plan of share exchange until the exercise of voting rights is approved by a disinterested shareholder vote. Finally, Subchapter E of the PGCL provides, generally, if a person or group acquires shares representing 20% or more of the shares of a registered corporation that are entitled to be cast in an election of directors of the corporation (excluding shares which have not yet been accorded voting rights under Subchapter G), the remaining shareholders of that corporation may demand and receive "fair value" for their shares from the person or group acquiring control share status. These statutes, separately and in combination, tend to prevent, or at a minimum discourage, unwanted or unsolicited tender offers or other purchases of outstanding shares of a Pennsylvania corporation, and to give the corporation's board of directors and shareholders a significant measure of control over the timing, terms and consummation of any business combination or change in control of the corporation.

The Series D Preference Stock sold to Martin Roenigk, President and a director of the Company, and Alan Markowitz, a nominee for director of the Company, in the MicroAssembly Transaction (see "Certain Relationships and Related Transactions") provides for one vote per share of Series D Preference Stock on all matters but only 1/3.08 vote per share for the election of directors. As a result, the holders of the Series D Preference Stock can cast only 19% of the votes in an election of directors, thus avoiding the notice and appraisal provisions of the PBCL described above. The Series D Preference Stock, however, provides that each share of Series D Preference Stock "shall have one vote with respect to the election of directors, effective as of August 1, 1996, unless the Board of Directors of the [Company], in its sole and absolute discretion, approves a resolution prior to such date prohibiting such change in voting rights, in which case each share of Series D Preference Stock will continue to have 1/3.08 vote per share. In the event the Board approves such a resolution, on May 1 of each subsequent year (until each share of Series D Preference Stock has one vote with respect to the election of directors), each share of Series D Preference Stock shall have one vote, effective as of such date, unless the Board of Directors approves a resolution prior to such date prohibiting such change in voting rights." Under the PBCL, if the Board does not approve such a resolution and the holders of the Series D Preference Stock receive full voting rights in the election of directors or otherwise exceed the 20% threshold (through the acquisition of more shares, the conversion of the Series D Preference Stock to Common Stock, the conversion of the Convertible Notes to Common Stock, the exercise of the Roenigk Options, or otherwise, see "Certain Relationships and Related Transactions"), the remaining shareholders of the Company may demand and receive "fair value" for their shares from Messrs. Roenigk and Markowitz, the holders of the Series D Preference Stock. If, however, the Board of Directors adopts such a resolution prohibiting full voting rights, the Series D Preference Stock will continue to have fractional voting rights in the election of directors.

The Board of Directors of the Company believes it is in the best interests of the Company and its shareholders to induce Messrs. Roenigk and Markowitz to convert the Series D Preference Stock and Convertible Notes held by them, as well as to induce Mr. Roenigk to exercise the Roenigk Options, into shares of Common Stock of the Company because it will strengthen the balance sheet of the Company by increasing common stockholders' equity and reducing balance sheet debt. A strengthened balance sheet will better position the Company to borrow money from financial institutions, to obtain performance bonding necessary in many non-military installation contracts, and to identify, negotiate and finance possible acquisitions. The Board of Directors of the Company also believes that it is in the best interest of the Company and its shareholders to induce Messrs. Roenigk and Markowitz to purchase additional equity securities of the Company to increase working capital or to fund possible acquisitions. Messrs. Roenigk and Markowitz have indicated to the Board their unwillingness to convert the Series D Preference Stock and Convertible Notes, to exercise the Roenigk Options, or to purchase any additional convertible securities or capital stock from the Company if they would be subject to the "fair value" statutes of the PBCL as described above. While they are not obligated to do so, Messrs. Roenigk and Markowitz have indicated that they would be more inclined to convert the Series D Preference Stock and the Convertible Notes, to exercise the Roenigk Options, and to purchase additional convertible securities or capital stock from the Company if there would be no adverse consequences to them. As described below, the Reincorporation of the Company in Nevada will not result in adverse consequences to Messrs. Roenigk and Markowitz in the event of conversion, exercise or purchase of equity securities similar to those that would result under the PBCL.

The NGCL contains provisions restricting the ability of a corporation to engage in business "combinations" with an "interested stockholder".
Under the NGCL, the term "combination" includes (i) a merger or consolidation with the interested stockholder, or with any other corporation which after the merger or consolidation would be an affiliate or an associate of the interested stockholder, as those terms are defined in the NGCL, (ii) a sale, lease, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, to an interested stockholder or an affiliate or an associate of the interested stockholder of assets with values in excess of the amounts provided for in the NGCL, (iii) the issuance or transfer by the corporation or any subsidiary, in one transaction or a series of transactions, of any shares of the corporation or any subsidiary that have an aggregate market value equal to five percent (5%) or more of the aggregate market value of all outstanding shares of the corporation except under the exercise of warrants or rights to purchase shares offered or a dividend or distribution paid or made, prorata to all shareholders; (iv) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by, or under any agreement, arrangement or understanding, whether or not in writing, with the interested stockholder or any affiliate or associate of the interested stockholder; (v) any reclassification of securities, recapitalization, merger or consolidation of the corporation with any subsidiary of the corporation or other transaction which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of voting shares or securities convertible into voting shares of the corporation or any subsidiary which is directly or indirectly owned by the interested stockholder or any affiliate or associate, except as a result of immaterial changes because of adjustments of fractional shares and (vi) any receipt of the interested stockholder or any affiliate or associate of the benefit, directly or indirectly, except proportionally as a stockholder of a resident domestic corporation of any loan, advance guaranty, pledge or any tax credit or advantage provided by or through the corporation. The NGCL defines an "interested stockholder" generally as a stockholder who beneficially owns ten percent (10%) or more of the voting power of the corporation. Under the NGCL, business combinations with interested stockholders are not permitted for a period of three years following the date on which such stockholder became an interested stockholder, except under circumstances; for example, when the purchase of shares which resulted in the person becoming an interested shareholder or the combination is approved by the corporation's board of directors before the share acquisition date or when the corporation's original Articles of Incorporation contain a provision expressly electing not to be governed by the provisions of the NGCL relating to combinations with interested stockholder. The term "share acquisition date" is defined as the date on which a person first becomes an interested shareholder of the corporation.

The NGCL also restricts combinations with interested stockholders after the expiration of three years after his date of acquiring shares. Such combinations are authorized only if certain requirements under the NGCL are met. Those requirements include approval of the board of directors prior to the acquisition date or the affirmative vote of holders of stock representing a majority of the voting power not owned by the interested stockholder. In addition, a combination may be authorized under the NGCL if disinterested stockholders receive for their stock the minimum amounts provided thereunder.

The Nevada Articles of Incorporation do not contain a provision expressly electing not to be governed by the provisions of the NGCL relating to combinations with interested stockholders. Prior to the Merger, however, the Board of Directors of CompuDyne Nevada will take all necessary action
(i) to permit Messrs. Roenigk and Markowitz, as the holders of the Series D Preference Stock, to convert their Series D Preference Stock to be issued by CompuDyne Nevada pursuant to the Reincorporation (the "Nevada Series D Preference Stock") to CompuDyne Nevada Common Stock, (ii) to permit Messrs. Roenigk and Markowitz to convert their Convertible Notes to CompuDyne Nevada Common Stock, (iii) to permit Mr. Roenigk, as the holder of the Roenigk Options, to exercise such Options for shares of CompuDyne Nevada Common Stock, (iv) to permit the increase in voting rights on August 1, 1996 from 1/3.08 vote per share in the election of directors to one vote per share in the election of directors pursuant to the terms of the Series D Preference Stock, and (v) to permit the issuance of additional convertible securities and capital stock to Messrs. Roenigk and Markowitz. As a result, the conversion of the Nevada Series D Preference Stock and Convertible Notes, the exercise of the Roenigk Options and the increase in voting rights of the Nevada Series D Preference Stock and the issuance of additional convertible securities and capital stock to Messrs. Roenigk and Markowitz will not result in adverse consequences to Messrs. Roenigk and Markowitz under the anti-takeover provisions of the NGCL or give rise to dissenters' rights.

If the Company is reincorporated in Nevada, the holders of the Common Stock will not be entitled to receive "fair value" for their shares from Messrs. Roenigk and Markowitz, as the holders of the Series D Preference Stock, upon the acquisition by Messrs. Roenigk and Markowitz of 20% or more of the shares that are entitled to be cast in an election of directors of the Company that they would otherwise be entitled to receive as a Pennsylvania corporation under the PBCL. As of April 30, 1996, Messrs. Roenigk and Markowitz held 1,260,460 shares of the Company's voting stock (consisting of the Series D Preference Stock), or approximately 41.1% of the voting power of issued and outstanding shares for all issues other than the election of directors and 19% of the voting power of issued and outstanding shares for the election of directors. If Messrs. Roenigk and Markowitz convert the Series D Preference Stock into Common Stock or if no resolution is approved by the Company's Board of Directors prior to August 1, 1996 prohibiting full voting rights in the election of directors, Messrs. Roenigk and Markowitz will have 41.1% of the voting power of issued and outstanding shares on all issues, including the election of directors. Messrs. Roenigk and Markowitz, in addition to the Series D Preference Stock, hold Convertible Notes convertible into 266,667 shares of Common Stock and Mr. Roenigk holds options to purchase 200,000 shares of the Company's Common Stock. See "Certain Relationships and Related Transactions." Assuming full voting rights in the election of directors for the Series D Preference Stock, conversion by Messrs. Roenigk and Markowitz of the Series D Preference Stock and Convertible Notes and exercise by Mr. Roenigk of the Roenigk Options, Messrs. Roenigk and Markowitz would hold 1,727,127 shares of the Company's voting stock, or approximately 48.9% of the Company's voting stock. Furthermore, on a fully diluted basis, Messrs. Roenigk and Markowitz would hold 37.2% and 10.6%, respectively, of the Company's voting stock. See "Certain Relationships and Related Transactions".

Short Form Mergers. Pennsylvania and Nevada law each provide for approval of most mergers or other business combinations by majority vote of the shareholders entitled to vote thereon. Under the PBCL, a plan of merger does not require the approval of a corporation's shareholders when immediately before adoption of the plan of merger another corporation that is a party to the merger owns 80% or more of the outstanding shares of each class of the corporation that is being merged into the corporation with ownership. Under the NGCL, a corporation that owns at least 90% of the outstanding shares of each class of stock of another corporation can merge the other corporation into itself without stockholder approval.

Dissenters' Rights. The NGCL provides dissenters' rights only upon consummation of certain mergers and share exchanges, or as otherwise provided in the articles of incorporation or bylaws of the corporation. Neither the Nevada Articles of Incorporation nor the Nevada Bylaws contain such a provision regarding "permissive dissenters" rights. In addition, the NGCL further restricts dissenters' rights by providing that, as a general matter, there is no right to dissent for any class of series of stock that is either listed on a national securities exchange, designated as a national marker system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (a "NASD Designated Security"), or held by at least 2,000 stockholders of record.

The PBCL provides substantially similar restrictions on dissenters' rights, except that the types of corporate transactions under which a shareholder may be entitled to dissenters' rights is expanded. For example, under the PBCL, certain dissenters' rights are afforded to shareholders upon sales of all or substantially all of a corporation's assets, while under the NGCL, dissenters' rights would not be available in any circumstance upon a sale of all or substantially all of the corporation's assets. In addition, the PBCL does not specifically except from the dissenters' rights provisions NASD Designated Securities. The PBCL allows for a corporation to grant permissive dissenters' rights, but neither the Pennsylvania Articles of Incorporation nor the Pennsylvania Bylaws contain a provision allowing for such permissive rights.

See "Certain Changes in the Rights of Shareholders-Statutory Anti-Takeover Provisions" for a description of certain "fair price" provisions of the PBCL that would not be available to the Company's shareholders if the Company is reincorporated in Nevada.

Officer and Director Liability. Under the NGCL, a corporation's articles of incorporation may contain a provision eliminating or limiting the personal liability of directors and officers to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but such provision may not eliminate or limit the liability of a director or officer for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law, or for payment of an unlawful distribution. See "Certain Changes in the Rights of Shareholders--Distributions." The Nevada Articles of Incorporation limit personal liability of directors and officers to the fullest extent permissible under the NGCL.

The PBCL provides that, unless restricted in its bylaws, a corporation has the power to indemnify persons from fines, judgments and other costs and expenses incurred as a result of actions brought or threatened against such persons by reason of their service to the corporation, provided that the person claiming the right to indemnification (a) acted in good faith in a manner he reasonably believed was in or not opposed to the corporation's interest, and (b) in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful, and (c) in the case of an action brought by or on behalf of the corporation which results in an adjudication of liability against such person, a court of proper jurisdiction determines that such person is fairly and equitably entitled to indemnity, and then only to the extent so determined by the court. Indemnification is mandatory if the person seeking indemnification has been successful on the merits or otherwise in defending any such action.

The foregoing indemnification rights are not exclusive, and the PBCL empowers a Pennsylvania corporation to create additional indemnification rights by bylaw, agreement, vote of shareholders, vote of disinterested directors, or otherwise, except that indemnification may not be provided where the act or failure to act which gives rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. The Company's bylaws generally authorize indemnification of an officer or director (or former officer or director) of the company in any action (including actions by or on behalf of the company) upon a determination that he acted in good faith in what he reasonably believed was in or not opposed to the corporation's interest. Such determination can be made by the Board of Directors, by majority vote of disinterested directors, by the shareholders, or by independent legal counsel.

With respect to indemnification of officers and directors, the provisions of the NGCL and PBCL are substantially similar.

See "The Charter and Bylaws of the Company" for a description of the indemnification provisions in the Pennsylvania Articles of Incorporation and Bylaws and the Nevada Articles of Incorporation and Bylaws.

Removal of Directors. Generally, under the PBCL, a director may be removed from office without cause by vote of the shareholders entitled to elect the director being removed. In addition, unless otherwise provided in a bylaw adopted by the shareholders, the board of directors may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year or any other proper cause that the bylaws specify.

A director of a Nevada corporation generally may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power entitled to vote. No provision is made in the NGCL for removal of directors by the board of directors of the corporation.

See "The Charter and Bylaws of the Company" for a description of provisions in the Pennsylvania Articles of Incorporation and Bylaws and the Nevada Articles of Incorporation and Bylaws regarding the removal of directors.

Vacancies on the Board of Directors. Both the NGCL and the PBCL generally provide that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum.

Actions by Consent. Unless otherwise restricted by the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors of a Nevada corporation may be taken without a meeting if a written consent thereto is signed by all the members of the board. The PBCL provision is substantially similar. Neither the Nevada Articles of Incorporation, the Nevada Bylaws, the Pennsylvania Articles of Incorporation nor the Pennsylvania Bylaws contain a provision restricting action of directors by written consent.

Under the NGCL, unless otherwise provided in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Neither the Nevada Articles of Incorporation nor the Nevada Bylaws contain a provision that provides for a different result. Before the shareholders of a Pennsylvania corporation can act by written consent, the PBCL generally requires a written consent signed by all shareholders entitled to vote on the matter. However, the bylaws of a corporation may provide for shareholders to act by written consent in substantially the same manner as the NGCL. The Pennsylvania Bylaws do not contain such a provision.

Classification of Directors. Both the NGCL and the PBCL allow for classification of the board of directors of a corporation. The PBCL provides that a corporation may not have more than four classes of directors. The NGCL provides that at least one-fourth in number of the Board of Directors be elected annually. Both the Pennsylvania Articles of Incorporation and the Nevada Articles of Incorporation classify the Board of Directors into three classes, each class serving for a term of three years.

Proxies. Both the NGCL and the PBCL provide that proxies are revocable at will, unless such proxy is coupled with an interest. Under the PBCL, an unrevoked proxy is valid for three years unless a longer time is expressly provided for in the proxy.

Under the NGCL, an unrevoked proxy is valid for six months, unless the proxy specifically provides for a length of time for which it is to continue in force (but in no case may the proxy specify a time longer than seven years).

Cumulative Voting. Under the NGCL, cumulative voting for the election of directors is denied unless provided for in the articles of incorporation. The Nevada Articles of Incorporation do not grant cumulative voting rights. Under the PBCL, cumulative voting for the election of directors is granted unless denied by the articles of incorporation. The Pennsylvania Articles of Incorporation expressly deny cumulative voting rights.

Certain Federal Income Tax Consequences
 .......................................
The following discussion is based upon information provided by the Company, the Internal Revenue Code of 1986 as amended (the "Code"), existing and proposed regulations thereunder, reports of congressional committees, judicial decisions and current administrative rulings and practices. Any of these authorities could be repealed, overruled or modified at any time after the date hereof. Any such change could be retroactive and, accordingly, could modify the tax consequences discussed herein. No ruling from the Internal Revenue Service with respect to the matters discussed herein has been requested and there is no assurance that the Internal Revenue Service would agree with the conclusions set forth herein.

This discussion is for general information only and does not address the federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

Neither the Company nor any of its shareholders will recognize gain or loss for federal income tax purposes as a result of the Reincorporation. Each shareholder's adjusted tax basis in Nevada Common Stock and Series D Preference Stock received in the Reincorporation will be equal to that shareholder's adjusted tax basis in the Common Stock exchanged therefor. Each shareholder's holding period with respect to Nevada Common Stock received in the Reincorporation will include the period during which the Common Stock and Series D Preference Stock for which it was exchanged was held, provided that such Common Stock was held as a capital asset.

SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN
APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

Accounting Treatment
 ....................
For financial reporting purposes, the Reincorporation will be treated as a reorganization of affiliated entities, with all assets and liabilities of the Company recorded on the books of CompuDyne Nevada at their historical cost basis.

Vote Required for Approval of the Reincorporation
 .................................................
Assuming the presence of a quorum, the proposal to approve the Reincorporation requires the approval by the holders of (i) a majority of the shares of Common Stock and Series D Preference Stock, voting together as a single class, (ii) a majority of the shares of Common Stock voting together as a single class, and (iii) two-thirds of the shares of Series D Preference Stock, voting together as a separate class, represented and voting in person or by proxy at the Annual Meeting. Holders of Pennsylvania Series D Preference Stock will, prior to the Annual Meeting, execute consents approving the Merger. Proxies will be voted for or against such proposal in accordance with the specifications marked thereon, and if no specification is made, will be voted in favor of such proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE REINCORPORATION.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers, and persons who own more than 10% of the Corporation's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation on Forms 3, 4 and 5. Officers, directors and 10% shareholders are required by SEC regulations to furnish the Corporation with copies of all Forms 3, 4, and 5 they file. Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1995, the Corporation believes all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (Proposal No. 5)

On January 2, 1996, the Board of Directors approved the appointment of Deloitte & Touche LLP as independent auditors for the Corporation for the year ending December 31, 1996 subject to ratification of such appointment by the shareholders. Deloitte & Touche replaced Coopers & Lybrand who has acted as the independent auditors of the Company since June, 1988.

Coopers & Lybrand was dismissed on recommendation of the Audit Committee and approved by the Board of Directors on February 2, 1996 because the estimate given by Deloitte & Touche LLP for their annual fees and expenses was considerably lower than that given by Coopers & Lybrand. Coopers & Lybrands' reports for the fiscal years ended December 31, 1993 and 1994 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Prior to such dismissal, there had been no disagreements between the Corporation and Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Deloitte & Touche, independent certified public accountants, to audit the books and accounts of the Corporation for year ending December 31, 1996. Representatives of Deloitte & Touche will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR Proposal No. 4.


                               OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the meeting, and does not know of any other matter which anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, or any adjournment thereof, the persons named in the accompanying form of proxy or their duly constituted substitutes acting at the meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.


                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

Shareholder proposals for the 1997 Annual Meeting of Shareholders must be received at the principal executive offices of the Corporation, 120 Union Street, Willimantic, CT 06226, no later than January 15, 1997 for inclusion in the 1996 Proxy Statement and form of proxy.

Shareholders are requested by the Board of Directors to execute and deliver the enclosed proxy.


                       DOCUMENTS INCORPORATED BY REFERENCE

The information contained under Items 7, 9, and 14(a) of CompuDyne's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and CompuDyne's Annual Report to Shareholders for the fiscal year ended December 31, 1995 is hereby incorporated by reference herein.












 .........................................................................


January 4, 1996




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by CompuDyne corporation (the Company) (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of January 1996. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/Coopers & Lybrand L.L.P.

 .........................................................................

                                   EXHIBIT A

                               COMPUDYNE CORPORATION

                       1996 STOCK INCENTIVE COMPENSATION PLAN
                                 FOR EMPLOYEES

1.  Purpose

The purpose of the Plan is to further the growth and prosperity of CompuDyne Corporation and its subsidiaries through payment of incentive compensation in the form of Common Stock to officers and key employees and by encouraging investment in the Company's Common Stock by officers and other key employees who are in a position to contribute materially to the Company's prosperity.

2.  Definitions

Unless the context clearly indicates otherwise, the following terms when used in this Plan, shall have the meanings set forth in this Section 2.

"Appreciation" means in connection with an Option or Stock Appreciation Right the amount by which the Fair Market Value of Common Stock subject to such Option on the day prior to exercise thereof exceeds the option price for such Common Stock determined as set forth in Section 7(b) hereof.

"Award Period" means for each Restricted Stock Award, the period beginning with the date on which such Award is granted and ending on a date specified by the Committee at the time of the granting of such Award. In no event shall the Award Period be greater than ten (10) years.

"Board of Directors" or "Board" means the Board of Directors of the Company.

"Committee" means the Compensation and Stock Option Committee of the Board of Directors.

"Common Stock" means the common stock of the Company with a par value of $.75 per share.

"Company" means CompuDyne Corporation.

"Fair Market Value" means the closing sale price per share quoted on the NASDAQ OTC Bulletin Board (or on whatever national exchange the shares of the Company are traded) on the day before the award date or on the day before the exercise date, as appropriate. If no trade was quoted on the NASDAQ OTC Bulletin Board or if no trade occurred on the Exchange on the day before the award date or on the day before the exercise date, the mean between the closing bid and ask price will be substituted for the last sale price on that day.

"Incentive Award" means an Option, a Stock Appreciation Right, a
Restricted Stock Award or a combination of them.

"Incentive Stock Option" means an Option which meets the requirements of
Section 422A of the Internal Revenue Code.

"Option" means a regular stock option or Incentive Stock Option granted under this Plan to purchase shares of Common Stock.

"Plan" means the CompuDyne Corporation 1996 Stock Incentive Compensation Plan for Employees as amended from time to time.

"Restricted Stock Award" means the right to receive a specified number of shares of Common Stock in annual installments over a designated Award Period.

"Stock Appreciation Right" means a right granted by the Committee in connection with or as an amendment to an Option which entitles the holder of the Option to receive the appreciation in value of the stock subject to such Option without payment to the Company.

"Subsidiary" or "Subsidiaries" means a corporation or other form of business entity more than 50% of the voting interest of which is owned or controlled, directly or indirectly, by the Company.

3.  Shares of Common Stock Subject to the Plan

a.  Subject to the provisions of paragraph (c) of this Section 3 and
Section 9, the total number of shares of Common Stock which may be issued or transferred under this Plan upon exercise of stock options, Stock Appreciation Rights and when an employee becomes entitled to receive shares of stock under the terms of a Restricted Stock Award shall not exceed 300,000 shares.

b. Shares to be transferred to employees will be made available, at the discretion of the Board of Directors, either from authorized but unissued shares of Common Stock or from shares of Common Stock held by the Company as treasury shares, including shares purchased in the open market.

c. If any share of Common Stock transferrable under an Incentive Award is not transferred and ceases to be issuable or transferable because of the lapse, in whole or in part, of such Incentive Award, or, by reason of the provisions of paragraph (b) of Section 6, and paragraphs (d) and (e)
Section 7, or as a result of an employee's election to exercise a Stock Appreciation Right as set forth in paragraph (f) of Section 8, or for any other reason, the shares not so issued or transferred shall no longer be charged against the limitation provided for in paragraph (a) of this
Section 3 and may again be used for Incentive Awards.

4.  Administration of the Plan

The Plan shall be administered by the Compensation and Stock Option Committee which shall consist of three members who are not eligible to receive Incentive Awards and who have not been eligible, at any time within one year prior to appointment to the Committee, for selection as a person to whom stock may be allocated or to whom Option or Restricted Stock awards may be granted pursuant to the Plan or any other plan of the Company (exclusive of the 1996 Option Plan for Non-Employee Directors) or any of its affiliates entitling the participants therein to acquire stock of the Company or any of its affiliates. The Committee shall have authority, in its discretion and after receiving the recommendations of the President of the Company, to determine the employees to whom, and the time or times at which Incentive Awards will be granted and the number of shares to be subject to each Incentive Award, and in the case of Options whether or not such Options shall be accompanied by the grant of Stock Appreciation Rights. In making such determinations, the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors deemed to be relevant will be taken into account. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Incentive Award Agreements (which need not be identical) including the determination of whether Options granted will be designated as Incentive Stock Options and to make all other determinations necessary or advisable for the administration of the Plan. The Committee will hold its meetings at such time and place as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee shall be made by a majority of its members.

5.  Participation

 a. Incentive Awards may be granted only to salaried officers or key employees of the Company and its Subsidiaries.

 b. From time to time the President of the Company will determine and recommend to the Committee employees of the Company and of its Subsidiaries who should be granted Incentive Awards, the type of Incentive Award to be granted, and the number of shares subject to each Incentive Award. The Committee shall approve or disapprove such recommendations.

 c.  Incentive Awards may be granted in the following forms:

    i.  a Restricted Stock Award, in accordance with Section 6;
   ii. an Option, in accordance with Section 7, which may be designated as an Incentive Stock Option as that term is defined in Section 422A of the Internal Revenue Code.
  iii. An Option, accompanied by a Stock Appreciation Right in accordance with Section 8; or
   iv.  a combination of the foregoing.

6.  Restricted Stock Awards

An Incentive Award in the form of a Restricted Stock Award shall be subject to the following provisions:

 a. The Restricted Stock Agreement shall specify (i) a number of shares of Common Stock to be transferred to the recipient over the Award Period, and (ii) the times at which portions of those shares shall be transferred to the recipient. Shares may not be transferred before one year after the date of the Award, or later than ten years from such date, excepting, however, that the Committee may waive any part of the one-year period.

 b. The Restricted Stock Award shall terminate if the holder, with or without cause, shall cease to be an employee of the Company or any of its Subsidiaries and any installments of shares of Common Stock which have not yet become transferable to such holder shall be forfeited upon cessation of employment; provided, however, in the event that an employee's employment shall terminate as a result of death or disability the foregoing provisions of this paragraph (b) shall not apply and all shares of stock subject to Restricted Stock Awards shall immediately become vested.

 c. At the time an installment of shares of Common Stock is transferred to the holder of a Restricted Stock Award, an additional payment shall be made to such holder, either in cash or shares of Common Stock as the Committee shall determine in its sole discretion, in an amount equal to the cash dividends which may have been payable to the holder of the Restricted Stock Award in respect to the shares transferred to the holder at the time the Restricted Stock Award was granted.

 d. Each Restricted Stock Award shall be evidenced by a written instrument containing terms and conditions determined by the Committee, consistent with the terms of the Plan.

7.  Options

An Incentive Award in the form of an Option shall be subject to the following provisions:

 a. The Option shall specify (i) the number of shares of Common Stock which may be purchased by the recipient over the term of the Option, (ii) the times at which portions of such shares may be purchased by the employee, (iii) whether the Option is accompanied by a Stock Appreciation Right and, if so, the terms and conditions of such Stock Appreciation Right as set forth in Section 8 and (iv) whether the Option is an Incentive Stock Option. No Option shall be deemed to be an Incentive Stock Option unless the Committee has so designated such Option and the Option states that it is an Incentive Stock Option.

 b. The purchase price of each share of Common Stock under each Option will be at least 100% of the Fair Market Value of a share of the Common Stock at the time of grant.

 c. The Option must provide that it is not transferable and may be exercised solely by the person to whom granted, except as provided in paragraph (e) of this Section 7 in the event of such person's death.

 d. Unless otherwise determined by the Committee, each Option will be subject to the condition that it may be exercised only if the optionee remains in the employ of the Company and/or a Subsidiary for at least one year after the date of the granting of the Option. An Option may be exercised at the times and in the amounts determined by the Committee. In no event, however, shall an Option or a Stock Appreciation Right relating to such Option be exercisable after ten years from the granting of the Option.

 e. The Option (and any related Stock Appreciation Right) shall terminate if and when the optionee shall cease to be an employee of the Company and its Subsidiaries, except as follows:

 i. If an optionee dies while employed by the Company or a Subsidiary, or within thirty (30) days after his/her retirement or the termination of his/her employment where such termination was not for cause, the option theretofore granted to him/her or any related Stock Appreciation Right may be exercised (for not more than the number of shares for which the optionee might have exercised his/her Option or Stock Appreciation Right at the time of termination of employment) by the beneficiary designated pursuant to paragraph (g) of Section 10 except in the case of an Incentive Stock Option, or in the absence of such designation or if no such beneficiary survives the optionee or if the Option is an Incentive Stock Option, by such person or persons as shall have acquired the optionee's rights under the Option by will or by the laws of descent and distribution, but only within six (6) months from the date of death, and in no event after ten years from the granting of the Option.

  ii. If an optionee retires or if his/her employment with the Company or a Subsidiary is terminated for any reason (other than by death) subsequent to one year from the date of grant of any Option, such Option or any related Stock Appreciation Right may be exercised (for not more than the number of shares for which the optionee might have exercised his/her Option on the date of his/her retirement or the date on which his/her employment was terminated) only within thirty (30) days from the date of such retirement or termination of employment, but in no event after ten years from the granting of the Option; provided, however, that if an optionee is dismissed for cause, of which the Committee shall be the sole judge, his/her Option and any related Stock Appreciation Right shall expire on the date and time of dismissal. The Committee may determine that, for the purpose of the Plan, an employee who is on a leave of absence will be considered as still in the employ of the Company, provided that an Option shall be exercisable during a leave of absence only as to the number of shares which were exercisable at the commencement of such leave of absence.

 f. A person electing to exercise an Option will give written notice to the Company of such election and of the number of shares he/she has elected to purchase and the date on which he/she wishes to exercise the Option. Any person exercising an Option shall tender the full purchase price of the shares he/she has elected to purchase on the date specified by him/her for completion of such purchase.

 g. A person electing to exercise a Stock Appreciation Right in lieu of exercising all or part of an Option will give written notice to the Company of such election, the number of shares subject to the Option which will be taken in the form of Stock Appreciation Rights and whether the payment of the Appreciation will be entirely in Common Stock or partially in Common Stock and partially in cash as provided in Section 8 hereof.

 h. The Committee shall have the power to add a Stock Appreciation Right to any outstanding Option. Such addition shall be made by amending the outstanding Option to include a Stock Appreciation Right (with the written approval of the holder thereof). Any such amendment shall not be considered the grant of a new Option but shall be deemed to be a continuation of the Option with respect to which such Stock Appreciation Right is granted.

 i. The Option agreements or Option grants authorized by the Plan may contain such other provisions, consistent with the terms of the Plan, as the Committee shall consider advisable.

 j. Incentive Stock Options may not be issued to any person who at the time of grant owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

8.  Stock Appreciation Rights

A Stock Appreciation Right may be granted to a key employee in connection with (and only in connection with) any Option granted pursuant to this Plan subject to the following provisions:

 a. Each Stock Appreciation Right shall relate to a specific Option granted under the Plan and shall be granted to the employee either concurrently with the grant of the Option or at such later time as determined by the Committee.

 b. The Stock Appreciation Right shall entitle the holder of an Option to surrender the unexercised Option (or a portion thereof) within the period specified for the exercise of such Option and receive in exchange a payment in cash and/or Common Stock of the Company having an aggregate value equal to the amount by which the Fair Market Value of the Common Stock subject to the Option (or portion thereof which is exercised) exceeds the Option price for such Common Stock (referred to as the Appreciation); provided that the holder of the Option shall be entitled to receive no more than 50% of the Appreciation in cash.

 c. Each Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Option. It shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses.

 d. The holder of the Option shall have the sole discretion to elect in each case whether any payment of a Stock Appreciation Right shall be entirely in the form of Common Stock of the Company or partially in Common Stock of the Company and partially in cash provided, however, the holder cannot elect to receive more than 50% of the Appreciation in the form of cash. The number of shares of Common Stock to be received by a holder upon exercise of a Stock Appreciation Right will be determined by dividing the portion of the Appreciation in respect of which he/she has elected to receive Common Stock by the Fair Market Value of the Common Stock on the day preceding the date of exercise of the Stock Appreciation Right. Any remaining Appreciation (not to exceed 50% of the total) will be paid in cash.

 e. Payments to be made, in whole or in part, in cash upon exercise of Stock Appreciation Rights by any officer of the Company shall be made in accordance with the provisions relating to the exercise of Stock Appreciation Rights of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect at the time of such exercise, or any law, rule, regulation or other provision that may replace such Rule.

 f. Upon the exercise of a Stock Appreciation Right, the total number of shares subject to the related Option shall automatically be reduced by the number of shares of Common Stock with respect to which the Stock appreciation Right is exercised. Any shares transferred upon exercise of a Stock Appreciation Right shall be charged against the maximum limitation upon the grant of shares of Common Stock set forth in Section 3 of the Plan. Any shares not transferred which are no longer subject to Option due to surrender of the Option or a portion thereof upon exercise of the Stock Appreciation Right shall not be charged against such maximum limitation and shall again be available for grant pursuant to Incentive Awards.

9. Adjustment Provisions
 ........................
     Except as otherwise provided herein, the following provisions shall apply to all Common Stock authorized for issuance and optioned, granted or awarded under the Plan:

 a. Stock Dividends, Splits, etc. In the event of a stock dividend, stock split, or other subdivision or combination of the Common Stock, the number of shares of Common Stock authorized under the Plan will be adjusted proportionately. Similarly, in any such event there will be proportionate adjustment in the number of shares of Common Stock subject to unexercised Options (but without adjustment to the aggregate option price) and in the number of shares of Common Stock then subject to Restricted Stock Awards.

 b. Merger, Exchange or Reorganization. In the event that the outstanding shares of Common Stock are changed or converted into, exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, reclassification or combination, appropriate adjustment shall be made by the Committee in the number of shares and kind of Common Stock for which Incentive Awards and Stock Payments may be or may have been awarded under the Plan, to the end that the proportionate interests of participants shall be maintained as before
the occurrence of such event.   However, that in the event of any
contemplated transaction which the Committee determines to be a change in control of the Company, the Committee, with the approval of a majority of the members of the Board of Directors who are not then participants, may modify any and all outstanding Incentive Awards and Stock Payments so as to accelerate, as a consequence of or in connection with such transaction, the vesting of any employee's right to exercise any Incentive Awards or the unqualified ownership of Common Stock subject to Incentive Awards.

 c. Adjustments under this Section 9 shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustments.

10. General Provisions
 ......................
 a. With respect to any shares of Common Stock issued or transferred under the provisions of this Plan, such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Board of Directors or Committee may direct.

 b. Nothing in the Plan or in any instrument executed pursuant thereto will confer upon any employee any right to continue in the employ of the Company or a Subsidiary or will affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

 c. No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the shares will, if requested by the Company, give written assurances satisfactory to counsel to the Company that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may consider desirable to assure compliance with all applicable legal requirements.

 d. No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him/her, will have any right, title or interest in any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, as shall have been issued or transferred to him/her and except as otherwise provided in
Section 11(a).

 e. In the case of any employee of a Subsidiary, the Committee may direct the Company to issue or transfer the shares covered by the Incentive Award to the Subsidiary for such lawful consideration as the Committee may specify upon the condition that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Incentive Award. Notwithstanding any other provision in this Plan, an Incentive Award may be issued by and in the name of the Subsidiary and shall be considered granted on the date it is approved by the Committee, on the date it is delivered by the Subsidiary, or on such other date between such dates, as the Committee shall specify.

 f. The Company or a Subsidiary may make such provisions as it may consider appropriate for the withholding of any taxes which the Company or Subsidiary determines it is required to withhold in connection with any Incentive Award.

 g. No Incentive Award and no rights under the Plan, contingent or otherwise, shall be assignable, transferable or subject to any encumbrance, pledge or charge of any nature; provided that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect to an Incentive Award in the event of the death of the holder of such Incentive Award and provided, also, that if such beneficiary shall be the executor or administrator of the estate of the holder of such Incentive Award, any rights in respect of such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award or, in case of intestacy, under the laws relating to intestacy.

 h. Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

  i. The place of administration of the Plan will conclusively be deemed to be within the State of Connecticut and the validity, construction, interpretation and administration of the Plan and any rules and regulations or determinations or decisions made thereunder, will be governed by, and determined exclusively and solely in accordance with, the
laws of the State of Connecticut.   Without limiting the generality of the
foregoing, the period within which any action arising under or in connection with the Plan, or any payment or Award made or purportedly made under or in connection therewith, must be commenced and will be governed by the laws of the State of Connecticut, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

11.  Amendment, Suspension and Termination of Plan
 ..................................................
 a. The Board of Directors may at any time terminate, suspend or amend the Plan, provided, however, that no such amendment will, without approval of the shareholders of the Company, except as provided in Section 9 hereof, (i) increase the aggregate number of shares which may be issued in connection with Incentive Awards; (ii) change the minimum Option exercise price; (iii) increase the maximum period during which Options may be exercised, or Restricted Stock Awards transferred; (iv) extend the effective period of this Plan; or (v) materially modify the requirements as to eligibility for participation in the Plan. No such amendment will permit the granting of Incentive Awards to members of the Committee who are not employees.

 b. The Committee may, with the consent of the person by whom a Restricted Stock Award or an Option is held, modify or change the terms of any Option or Restricted Stock Award in a manner which does not conflict with the provisions of the Plan.


12.  Effective Date and Duration of Plan
 ........................................
The effective date of the Plan is February 2, 1996 (subject to approval by the shareholders of the Company on or before February 2, 1997), the date on which the Plan was adopted by the Board of Directors. Any amendment to this Plan will become effective upon approval by the Board of Directors, unless shareholder approval is deemed necessary in which case such amendment shall become effective upon approval by the shareholders.
Unless previously terminated by the Board of Directors, this Plan shall terminate at the close of business on February 1, 2006 and no Restricted Stock Award, Option, or Stock Appreciation Right may be granted under it thereafter, but such termination shall not affect any Incentive Award theretofore granted.















 .........................................................................

                                 EXHIBIT B

                           COMPUDYNE CORPORATION

                           1996 STOCK OPTION PLAN

                          FOR NON-EMPLOYEE DIRECTORS




1.  Purpose
 ...........
The purpose of the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Plan") is to promote the interest of CompuDyne Corporation (the "Company") and its shareholders by encouraging Non-Employee Directors of the Company to have a direct and personal stake in the performance of the Company's Common Stock.

2.  Definitions
 ...............
Unless the context clearly indicates otherwise, the following terms have the meanings set forth below. Whenever applicable, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

"Board of Directors" or "Board" means the Board of Directors of the Company.

"Business Day" shall mean any day except Saturday, Sunday or a legal holiday in the State of Connecticut.

"Code" means the Internal Revenue Code of 1986, as amended, now in effect or as amended from time to time and any successor provisions thereto.

"Committee" means the Compensation and Stock Option Committee of the Board of Directors of two or more members appointed by the Board of Directors and selected from those directors who are not employees of the Corporation, its parent or any Subsidiary, as defined in Section 424(e) and (f) of the Code. The Board may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

"Common Stock" means the common stock, par value $0.75 per share, of the Company.

"Company" means CompuDyne Corporation.

"Disability", as applied to a Grantee, shall have the meaning set forth in
Section 22(e)(3)of the Code.

"Fair Market Value" of a share of Common Stock on any particular date means the closing sale price per share as quoted on the NASDAQ OTC Bulletin Board or if no trade occurred on that date, the mean between the closing bid and ask price will be substituted for the last sale price on that day.

"Grant Date", as used with respect to a particular Option, means the date on which such Option is granted pursuant to the Plan.

"Grantee" means the Non-Employee Director to whom an Option is granted pursuant to the Plan.

"Immediate family members" of a Grantee means the Grantee's children, grandchildren and spouse.

"Option" means an option granted pursuant to the Plan to purchase shares of Common Stock which shall be a non-qualified stock option not intended to qualify as incentive stock options under Section 422 of the Code.

"Non-Employee Director" shall mean a member of the Board of Directors who is not an employee of the Company or any Subsidiary.

"Plan" means the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors as set forth herein and as amended from time to time.

"Retirement", as applied to a Non-Employee Director, shall mean when a Grantee ceases to serve as a member of the Board following attaining [sixty-five (65)] years of age.

"Subsidiary" shall mean a "subsidiary corporation" of the Company as defined in Section 425(f) of the Code.

"The 1934 Act" means the Securities Exchange Act of 1934, as amended, now in effect or as amended from time to time and any successor provisions thereto.

3.  Administration
 ..................
  (a) General. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the provisions of the Plan, to supervise administration of the Plan and interpret the provisions of the Plan and any Options granted hereunder. Any decision by the Committee shall be final and binding on all parties. No member of the Committee shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Options under the Plan. The Committee may delegate any of such responsibilities to one or more agents and may retain advisors to advise it. No Grantee shall participate in the decision of any question relating exclusively to an Option granted to that Grantee.

  (b) Rules and Interpretation. The Committee shall be vested with full authority to make such rules and regulations as it deems necessary to administer the Plan and to interpret and administer the provisions of the Plan in a uniform manner. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding on all parties. The Committee's administrative functions shall be ministerial in nature in view of the Plan's explicit provisions, including those related to eligibility for, timing, price and amount of Option grants.
4.  Eligibility
 ...............
The persons eligible to receive Options under the Plan are the Non-Employee Directors of the Company.

5.  Effective Date of the Plan and Term of Option Period
 ........................................................
The Plan shall become effective upon its adoption by the Board of Directors, provided that no Option granted pursuant to the Plan shall be exercised or will vest prior to the approval of the Plan by the Company's shareholders within twelve (12) months of its adoption by the Board. The term during which awards may be granted under the Plan shall expire on the tenth anniversary of the adoption of the Plan by the Board of Directors. Subject to the provisions of Article 12 hereof, the period during which an Option granted under the Plan may be exercised shall expire on the tenth anniversary of the Grant Date of the Option.

6.  Shares Subject to the Plan
 ..............................
The shares of Common Stock that may be delivered upon the exercise of Options under the Plan shall be shares of the Company's authorized Common Stock and may be unissued shares or reacquired shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in Article 13 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed [one-hundred thousand (100,000)] shares. If any shares are subject to an Option which for any reason expires or terminates during the term of the Plan prior to the issuance of such shares, the shares subject to but not delivered under such Option shall be available for issuance under the Plan.

7.  Options
 ...........
(a) Grant of Options. On the date of each meeting of the Board of Directors (or,if such date is not a Business Day, the first preceding Business Day) during the term of the Plan, each Non-Employee Director of the Company [attending such meeting] shall automatically be granted a stock option to purchase 350 shares of Common Stock upon the terms and conditions specified in the Plan.

(b) Terms of Options. Each Option granted under the Plan shall have the following terms and conditions:

  (i) Price. The exercise price per share of each Option shall equal the greater of the Fair Market Value of a share of Common Stock on the Grant Date or the par value per share of the Common Stock, if any, on the date of exercise of such option;

 (ii) Term. The term of each Option shall be for a period of ten (10) years from the Grant Date unless terminated earlier in accordance with the Plan;

(iii) Time of Exercise. Unless an Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, each Option shall be exercisable only to the extent of one-half of the number of shares of the Common Stock to which it relates on or after the first anniversary of its Grant Date and shall be exercisable to the extent of the remaining one-half of such shares only on or after the second anniversary of the Grant Date, so that the Options shall be exercisable in full only on or after the second anniversary of the Grant Date.

 (iv) Acceleration of Exercisability. Notwithstanding the schedule provided in subparagraph (iii) hereof, an Option shall become fully exercisable upon the occurrence of the Grantee's death or withdrawal from the Board of Directors by reason of such Non-Employee Director's
Disability or Retirement; and

  (v) Option Agreement. Each Option shall be evidenced by an Option Agreement substantially in the form attached to this Plan as Appendix A.

8.  Exercise of Options
 .......................
(a) Each Option granted shall be exercisable in whole or in part at any time, or from time to time, during the Option term as specified in the Plan, provided that the election to exercise an Option shall be made in accordance with applicable Federal laws and regulations. Each Option may be exercised by delivery of a written notice to the Company stating the number of shares to be exercised and accompanied by the payment of the Option exercise price therefor in accordance with this Article. The Grantee shall furnish the Company, prior to the delivery of any shares upon the exercise of an Option, with such other documents and representations as the Company may require, to assure compliance with applicable laws and regulations.

(b) No Option may at any time be exercised with respect to a fractional share. In the event that shares are issued pursuant to the exercise of an Option, no fractional shares shall be issued and cash equal to the Fair Market Value of such fractional share on the date of the delivery of the exercise notice shall be given in lieu of such fractional shares.

(c) No shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until qualified for delivery under such securities laws and regulations as the Board of Directors may deem to be applicable thereto and until payment in full of the Option price is received by the Company in cash, by check or in shares of Common Stock as provided in
Article 9 hereof. Neither the holder of an Option nor such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such option unless and until a certificate or certificates therefor is issued in his or her name or a person designated by him or her.

9.  Stock as Form of Exercise Payment
 .....................................
A Grantee who owns shares of Common Stock may elect to use the previously acquired shares, valued at the Fair Market Value on the last Business Day preceding the date of delivery of such shares, to pay all or part of the exercise price of an Option, provided, however, that such form of payment shall not be permitted unless at least one hundred shares of such previously acquired shares are required and delivered for such purpose and the shares delivered have been held by the Grantee for at least six months.

10.  Withholding Taxes for Awards
 .................................
Each Grantee exercising an Option as a condition to such exercise shall pay to the Company the amount, if any, required to be withheld from distributions resulting from such exercise under applicable Federal and State income tax laws ("Withholding Taxes"). Such Withholding Taxes shall be payable as of the date income from the award is includable in the Grantee's gross income for Federal income tax purposes (the "Tax Date"). The Grantee may satisfy this requirement by remitting to the Company in cash or by check the amount of such Withholding Taxes or a number of previously owned shares of Common Stock having an aggregate Fair Market Value as of the last Business Day preceding the Tax Date equal to the amount of such Withholding Taxes.

11.  Transfer of Awards
 .......................
Options granted under the Plan may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, and, during the Grantee's lifetime, may be exercised only by said Grantee or by said Grantee's guardian or legal representative, provided, however, that if Rule 16b-3 under the 1934 Act is amended to permit restricted or unrestricted transfers of derivative securities granted under plans intended to qualify for the exemption provided by such rule, then if permitted in accordance with such transferability restrictions imposed by Rule 16b-3, if any, as so amended, the Options heretofore and hereafter granted under the Plan shall be transferrable without payment of consideration, to immediate family members of the Grantee or to trusts or partnerships for such immediate family members.

12.  Death, Disability, Retirement and Termination of Director Status
 .....................................................................
  (a) An Option which has not theretofore expired shall terminate at the time of the death of the Grantee or if the Grantee ceases to be a member of the Board, and no shares may thereafter be delivered pursuant to such Option, except that, subject to the condition that no Option may be exercised in whole or in part after the tenth anniversary of its Grant
Date:

     (i) Upon the termination of Board membership of any such Grantee due to Disability or Retirement, the Grantee may, within a period of three years after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination; and

    (ii) Upon the termination of Board membership of any such Grantee due to any reason other than the Grantee's death, Disability or Retirement, the Grantee may, within three months after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination, provided that, notwithstanding the foregoing, the Options of a Grantee shall automatically terminate as of the date his or her directorship is terminated, if terminated on account of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary; and

   (iii) Upon the death of any such Grantee while serving on the Board or of any such disabled or retired Grantee within the above-referenced period, the person or persons to whom the rights under the Option are transferred by will or the laws of descent and distribution may, within twelve months after the date of the Grantee's death, exercise some or all of the Grantee's Options which were exercisable on the date of death by the Grantee.

13.  Change of Ownership
 ........................
In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to each Non-Employee Director, at the time of adoption of the plan for liquidation, dissolution, merger, consolidation or reorganization, either (i) a reasonable time thereafter within which to exercise the Option, prior to the effectiveness of such liquidation, dissolution, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or (ii) the right to exercise the Option (or a substitute Option) as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

14.  Adjustment Upon Changes in Capitalization

(a) Changes in Capitalization. If the number of shares of Common Stock of the Company as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan, and in the number, kind, and per share exercise price of shares of Common Stock subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each shares covered by the Option.

(b) Acquisition. Upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company to another corporation, provision shall be made in connection with such transaction for the assumption of the Plan and the Options theretofore granted by the successor corporation. Provision may, alternatively, be made for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof. In any such case, appropriate adjustment as to the number and kind of shares and per share exercise prices shall be made. No fractional shares of stock shall be issued under the Plan on account of any adjustment specified above.

(c) Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, this Plan and the Options issued thereunder shall terminate.

15.  Legal Restrictions
 .......................
The Company will not obligated to issue shares of Common Stock or make any payment if counsel to the Company determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange on which the Common Stock is listed. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obliged to take any action in order to cause the exercise of any award under the Plan.

16.  No Rights as Shareholders
 ..............................
No Grantee, and no beneficiary or other person claiming through a Grantee, shall have any interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any award until such shares of Common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of awards under the Plan shall not affect: the right or power of the company or its stockholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure; the dissolution or liquidation of the Company, or the sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

17.  Board Membership
 .....................
Nothing in the Plan or in any Option shall confer upon any Grantee any right to continue as a director of the Company or interfere in any way with the right of the Company's shareholders to remove a director at any time.

18.  Choice of Law
 ..................
The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Connecticut.

19.  Amendment and Discontinuance
 .................................
Subject to the limitation that the provisions of the Plan shall not be amended more than once every six months other than to comport with changes in the Code or regulations thereunder, the Board of Directors may alter, suspend, or discontinue the Plan, but may not, without the approval of a majority of the holders of the Common Stock, make any alteration or amendment thereof which operates (a) to increase the total number of shares which may be granted annually under the Plan, (b) to extend the term of the Plan or the option periods provided in the Plan, (c) to decrease the option price provided in the Plan, or otherwise materially increase the benefits accruing to Grantees through awards under the Plan, or (d) to modify the eligibility requirements for participation in the Plan.


Adopted by the Board of Directors at its meeting of February 2, 1996, subject to approval of the Company shareholders.

Attest:



________________________
Secretary











 .........................................................................

                                  APPENDIX A



                             STOCK OPTION AGREEMENT
                                   UNDER THE
                   COMPUDYNE CORPORATION 1996 STOCK OPTION PLAN
                            FOR NON-EMPLOYEE DIRECTORS

Pursuant to Article 7 of the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Plan"), CompuDyne Corporation (the
"Company"), this ..... day of ......., 199.. (the "Grant Date"), hereby grants to ....................., ("Director") a non-qualified stock option to purchase an aggregate of ............. shares of the Common
Stock of the Company at $..... per share, on the terms and conditions hereinafter set forth and set forth in the Plan.  This option will expire at the Company's close of business on ............, 19..., unless sooner terminated in accordance with the terms of the Plan.

1. The Company hereby grants to Director a non-qualified stock option (the "Option") to purchase on or before the expiration date indicated above, at the purchase price stated above, the number of shares of the Company's Common Stock set forth above. No option granted under the Plan shall be exercised or will vest unless and until the Plan is approved by the Company's shareholders.

2. The term of this Option shall commence on the date of this Agreement and shall terminate, unless sooner terminated by the terms of the Plan, at the close of business on the day preceding the tenth anniversary of the date of this Agreement as set forth above, if the Company is open for business on such day, or the close of the Company's business on the next preceding day that the Company is open for business. Unless the Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, the Option shall be exercisable only to the extent of one-half of the number of shares of the Common Stock to which it relates on or after the first anniversary of it Grant Date set forth above and shall be exercisable to the extent of the remaining one-half of such shares only on or after the second anniversary of the Grant Date, so that the Option shall be exercisable in full only on or after the second anniversary of the Grant Date. This Option shall become immediately exercisable under the circumstances described in Section 7(b)(iv) of the Plan.

3. This Option may be exercised, in whole or in part, by written notification delivered in person or by mail to the Secretary of the Company at its offices at 120 Union Street, Willimantic, Connecticut.
Such notification shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment for such shares. The Secretary of the Company will provide Director with a form of exercise notice upon request. The Option may not be exercised with respect to a fractional share. Payment is to be made by check payable to the order of the Company or by one of the alternative methods of payment described in the Plan. No shares shall be sold or delivered hereunder until full payment for such shares has been made and all checks delivered in payment therefor have been collected. Director shall not have any rights of a shareholder with respect to any Common Stock received upon exercise of the Option until certificates for such Common Stock have been actually issued to Director in accordance with the terms hereof.
4. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to (i) the admission of such shares to listing on any stock exchange on which the stock may then be listed, (ii) the completion of any registration or other qualification of such shares under any applicable law, rule or regulation, (iii) the obtaining of any consent or approval or other clearance from any governmental agency which the Company determines to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of the Option or the transfer of such shares thereupon. The Option shall be exercised and shares of the Company's Common Stock issued only upon compliance with the Securities Act of 1933, as amended (the "Act"), and any other applicable securities laws, and Director agrees to comply with any requirements imposed by the Committee. Because Director is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Act, and which generally includes directors), by accepting this Agreement, you agree that you will dispose of the stock acquired upon exercise of the Option only in compliance with Rule 144 or in such other manner as will not violate the Act and the rules and regulations promulgated thereunder, and any other applicable securities law.

5. This Option is not transferrable by Director otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and is exercisable, during Director's life, only by Director or by Director's guardian or legal representative, unless and to the extent transferability becomes permitted under the terms of the Plan. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void. This Option does not confer upon Director any right with respect to continuation of Director's service as a director of the Company or any of its subsidiaries, and will not interfere in any way with the right of the Company's shareholders or the shareholders of any of its Subsidiaries to terminate Director's service as a director.


6. Upon the termination of Director's service as a member of the Board of Directors, the Director may exercise this Option, provided that it has vested, to the full extent of the number of the shares of Common Stock remaining under such Option, regardless of whether such Option was previously exercisable, in accordance with the conditions of Article 12 of the Plan.

7. This Option shall be irrevocable during the Option period an its validity and construction shall be governed by the laws of the State of Connecticut. The terms and conditions herein set forth are subject in all respect to the terms and conditions of the Plan, which shall be controlling. You agree to execute such other agreements, documents or assignments as may be necessary or desirable to effect the purposes of this Agreement.

8. The grant of this Option shall be binding and effective only if this Agreement is executed by or on behalf of the Company and by you and a signed copy is returned to the Company.

9. All capitalized terms used in this Agreement which are not defined herein shall have the meaning given to them in the Plan unless the context clearly requires otherwise.


                                     COMPUDYNE CORPORATION


                                     By.......................
                                     Its

 ...................................


I hereby acknowledge receipt of the Stock Option (the "Option") granted on the date shown above, which has been issued to me under the terms and conditions of CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors. I agree to conform to all of the terms and conditions of the Option and the Plan.



Date:................              Your Signature..................


 .........................................................................

                                 EXHIBIT C


                        AGREEMENT AND PLAN OF MERGER



THIS PLAN OF MERGER (the "Agreement"), dated as of April ..., 1996, is made and entered into by and between CompuDyne Corporation, a Pennsylvania Corporation (the "Company"), and CompuDyne Corporation, a Nevada corporation ("CompuDyne Nevada").

WITNESSETH:

WHEREAS, the Company is a Pennsylvania corporation; and

WHEREAS, CompuDyne Nevada is a Nevada corporation and a wholly owned subsidiary of the Company; and

WHEREAS, the respective Boards of Directors of the Company and CompuDyne Nevada have determined that it is desirable to merge (the "Merger") the Company with and into CompuDyne Nevada, with CompuDyne Nevada as the surviving corporation under the name "CompuDyne Corporation"; and

WHEREAS, the Company, as sole shareholder of CompuDyne Nevada, has executed a written consent approving the Merger.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 ARTICLE I

MERGER

On the effective date of the Merger (hereinafter referred to as the "Effective Date") as provided herein, the Company shall be merged with and into CompuDyne Nevada, the separate existence of the Company shall cease and CompuDyne Nevada (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name "CompuDyne Corporation," by virtue of, and shall be governed by, the laws of the State of Nevada. The address of the registered office of the Surviving Corporation in the State of Nevada will be 318 North Carson Street, Suite 214, Carson City, Navada 89701. The name of the Surviving Corporation shall be CompuDyne Corporation.

                                ARTICLE II

ARTICLES OF INCORPORATION OF SURVIVING CORPORATION

From and after the Effective Date, the Articles of Incorporation (the "Nevada Articles of Incorporation") of CompuDyne Nevada (as in effect at the Effective Date) shall be the Articles of Incorporation of the Surviving Corporation unless and until amended in accordance with applicable law.

                               ARTICLE III

BYLAWS OF THE SURVIVING CORPORATION

From and after the Effective Date, the Bylaws (the "Nevada Bylaws") of CompuDyne Nevada (as in effect at the Effective Date) shall be the Bylaws of the Surviving Corporation unless and until amended in accordance with applicable law.

                               ARTICLE IV

 EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

4.01. On the Effective Date, each outstanding share of common stock of the Company, $.75 par value per share (the "Common Stock"), shall be converted into and exchanged for one share of common stock, $.75 par value per share (the "Nevada Common Stock"), of CompuDyne Nevada; each outstanding share of Series D Preference Stock of the Company, no par value per share ( the "Pennsylvania Series D Preference Stock"), shall be converted into and exchanged for one share of a series of preference stock of CompuDyne Nevada, no par value per share (the "Nevada Series D Preference Stock"), with designations, preferences, powers, rights, qualifications, limitations and restrictions equivalent to the Pennsylvania Series D Preference Stock; and each outstanding share of Nevada Common Stock held by the Company immediately before the effective time of the Merger shall be retired and canceled and assume the status of authorized but unissued shares of Nevada Common Stock.

4.02. All outstanding options, warrants and other rights to acquire the Common Stock outstanding on the Effective Date will automatically be converted into equivalent options, warrants and other rights to purchase the same number of shares of Nevada Common Stock. In addition, each of the Company's employee benefit plans shall be continued and assumed by CompuDyne Nevada.

4.03. After the Effective Date, certificates representing shares of the Common Stock and the Pennsylvania Series D Preference Stock will represent shares of Nevada Common Stock and Nevada Series D Preference Stock, as the case may be, and upon surrender of the same to the transfer agent for the Company, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Nevada Common Stock or Nevada Preferred Stock, as the case may be, into which such shares shall have been converted pursuant to Article 4.01 of this Agreement. The stock transfer books of the Company will be closed upon effectiveness of the Merger and all subsequent transfers of record of certificates previously representing shares of capital stock will be made in the stock transfer books of CompuDyne Nevada.

                                ARTICLE V

 CORPORATE EXISTENCE, POWERS AND LIABILITIES OF SURVIVING CORPORATION

5.01. On the Effective Date, the Merger shall have the effects set forth in Chapter 19, Subchapter C of the Pennsylvania Business Corporation Law (the "PBCL") and Sections 92A.250 and 92A.260 of the Nevada General Corporation Law (the "NGCL"). All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, its shareholders, Board of Directors and committees thereof, officers and agents that were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Company. The employees and agents of the Company shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits that they enjoyed as employees and agents of the Company.

The requirements of any plans or agreements of the Company involving the issuance or purchase by the Company of certain shares of its capital stock shall be satisfied by the issuance or purchase of one share of the Surviving Corporation for every one share of the Common Stock.

5.02. The Company agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of the Company and otherwise to carry out the intent and purposes of this Agreement.

                                ARTICLE VI

 OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

6.01. The directors of the Company at the Effective Date shall be the directors of the Surviving Corporation until their successors shall have been duly elected and qualified or appointed and qualified or until their earlier death, resignation or removal in accordance with the Nevada Articles of Incorporation, the Nevada Bylaws and applicable law. From and after the Effective Date, the officers of the Company shall be the officers of the Surviving Corporation until their successors shall have been duly appointed and qualified or until their earlier death, resignation or removal in accordance with the Nevada Articles of Incorporation, the Nevada Bylaws and applicable law. As of the Effective Date, the committees of the Board of Directors of the Surviving Corporation shall be the same as and shall be composed of the same persons who are serving on the committees of the Board of Directors of the Company as they existed immediately before such date.

6.02. If, upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the Nevada Bylaws.

                                ARTICLE VII

 APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE, CONDUCT OF BUSINESS PRIOR TO EFFECTIVE DATE

7.01 As soon as practicable after approval of this Agreement by the shareholders of the Company, the Company and CompuDyne Nevada will execute Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of Pennsylvania and Nevada, respectively, in accordance with the PBCL and the NGCL, as appropriate. The Effective Date shall be the date on which the Merger becomes effective under the PBCL or the date on which the Merger becomes effective under the NGCL, whichever occurs later.

7.02. The Boards of Directors of the Company and CompuDyne Nevada may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of the Company may not change: (1) the amount or kind of shares, obligations, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the constituent corporations; (2) any term of the Nevada Articles of Incorporation to be effected by the Merger; and (3) any of the terms and conditions of this Agreement if the change would adversely affect the holders of any shares of the constituent corporations.

                              ARTICLE VIII

 TERMINATION OF MERGER

This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Boards of Directors of the Company and CompuDyne Nevada. In the event of such termination and abandonment, this Agreement shall become null and void and have no effect, without any liability on the part of any party to this Agreement or to their shareholders, directors or officers.

                                ARTICLE IX

 MISCELLANEOUS

This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHERE OF, the parties hereto have caused this Agreement to be duly and validly executed, as of the date first above written.



 COMPUDYNE CORPORATION                         COMPUDYNE CORPORATION
 a Pennsylvania corporation                     a Nevada corporation


 ...........................                    .......................
By: Martin Roenigk                             By: Martin Roenigk
President                                      President

 ATTEST:                                       ATTEST:

 ...........................                    .......................
Diane Burns                                    Diane Burns
Secretary                                      Secretary


 .........................................................................


                                  EXHIBIT D

                         ARTICLES OF INCORPORATION
                                    OF
                          COMPUDYNE CORPORATION


The undersigned, for the purpose of forming a corporation under the Nevada General Corporation Law (Chapter 78 of the Nevada Revised Statutes), does hereby certify as follows:


  Article 1st.  The name of the Corporation is CompuDyne Corporation.

  Article 2nd. The registered office in the State of Nevada of this corporation shall be located at 318 North Carson Street, Suite 214, Carson City, Nevada 89701. The initial resident agent of the corporation is State Agent & Transfer Syndicate, Inc., whose address is 318 North Carson Street, Suite 214, Carson City, Nevada 89701.

  Article 3rd. The purpose or purposes of the Corporation are to have unlimited power to engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Nevada General Corporation Law.

  Article 4th.  The term of its existence is perpetual.

  Article 5th. The aggregate of shares of Capital Stock which the Corporation shall be authorized to issue is 12,000,000 shares. 2,000,000 shares shall be of Preference Stock, without par value, and 10,000,000 shares shall be Common Stock having a par value of $.75 per share.

  Holders of the Common Stock and Preference Stock shall vote as separate classes in connection with a merger, liquidation or sale of substantially all of the assets of the Corporation and such other action as would adversely affect the holders of Common Stock or the holders of Preference Stock as classes.

  Except as provided below with respect to Series D Preference Stock or in a resolution adopted by the Board of Directors in accordance with this
Article 5th, each share of Capital Stock, whether Common or Preference, shall be in all respects equal to every other share of Capital Stock.

Except with respect to the Series D Preference Stock, the designations, rights (relative, participating, optional or otherwise), powers, preferences, privileges and voting powers and restrictions, qualifications and limitations for which are hereafter set forth in this
Article 5th, the Board of Directors, by resolution, may authorize the issuance of other series of Preference Stock from time to time each in one or more series, and fix and determine the designations, rights (relative, participating, optional or otherwise), powers, preferences, privileges and voting powers and restrictions, qualifications and limitations of the shares of each series thereof, subject however to the limitations set forth in Nevada General Corporation Law.

Of the 2,000,000 shares of Preference Stock authorized above, there shall be a series established with the designation, rights (relative, participating, optional or otherwise), powers, preferences, privileges and voting powers and restrictions, qualifications and limitations, as follows:

l.  Designation.
 ................
  (a)  The designation of the series of preference stock created by this
Article 5th shall be Convertible Preference Stock, Series D (hereinafter called "Series D Preference Stock"), and the number of shares constituting the Series D Preference Stock upon original issuance is 1,260,460.

  (b) Any shares of the Series D Preference Stock which at any time have been redeemed, purchased or otherwise acquired by the Corporation shall, after such redemption, purchase or other acquisition, have the status of authorized but unissued shares of preference stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation.

2.  Payment of Dividends.
 .........................
  (a) The holders of record of shares of the Series D Preference Stock shall be entitled to receive, as and when declared by the Board of Directors of the Corporation out of funds legally available therefor, cash dividends thereon at the Applicable Rate (as defined below) per annum, and no more, payable on the respective dates set forth below. The Series D Preference Stock shall not participate in any other dividends.

  (b) Dividends on the Series D Preference Stock shall accrue at the Applicable Rate in effect on the most recent Dividend Payment Date and shall be cumulative from the date of original issuance of the Series D Preference Stock (the "Original Issuance Date").

  (c) Accrued dividends shall be payable annually on the fifteenth day following the delivery of audited financial statements (the "Audited Financials") to the Board of Directors of the Corporation by the Corporation's independent auditors (the "Independent Auditors") for the prior year, but in no event later than April 15 of each year ("Dividend Payment Date"), commencing on the Dividend Payment Date in 1996; provided, however, that if any Dividend Payment Date would otherwise be a day that is not a Business Day (as defined below), the Dividend Payment Date shall be postponed to the next day that is a Business Day. The period beginning on the Original Issuance Date and ending on the first Dividend Payment Date and each successive period beginning on the first day after each Dividend Payment Date and ending on the next succeeding Dividend Payment Date is herein called a "Dividend Period." As used herein, "Business Day" means any day, other than a Saturday or Sunday or a day on which commercial banks in Hartford, Connecticut are required or authorized by law, regulatory order or executive order to be closed.

  (d) The rate of dividends per annum payable on the Series D Preference Stock for each Dividend Period (the "Applicable Rate") per share shall be equal to the lower of: (a) sixty percent (60%) of the after tax net income of MicroAssembly Systems, Inc. ("MicroAssembly"), a wholly-owned subsidiary of the Corporation, in the previous calendar year, on an unconsolidated basis with the Corporation, based on the Audited Financials, divided by the number of shares of Series D Preference Stock originally issued as set forth in Section 1(a) hereof; or (b) eight percent (8%) of the Redemption Value (as hereinafter defined) of a share of Series D Preference Stock. Notwithstanding the foregoing, on the first Dividend Payment Date only, the applicable rate shall be equal to the lower of (a) sixty percent (60%) of the after-tax net income of MicroAssembly, on an unconsolidated basis with the Corporation, for the period in 1995 during which the Corporation owned one hundred percent (100%) of MicroAssembly's outstanding stock (the "Period of Ownership"), based on the Audited Financials, divided by the number of shares of Series D Preference Stock originally issued as set forth in Section 1(a) hereof; or (b) the product obtained by multiplying (i) eight percent (8%) of the Redemption Value of a share of Series D Preference Stock by (ii) a fraction the numerator of which is the number of days from the Original Issuance Date to and including December 31, 1995 and the denominator of which is 365.

  (e) Dividends may be paid in cash or in shares of common stock, par value $0.75 per share (the "Common Stock"), of the Corporation, or a combination thereof, solely at the option of the Corporation. If the dividends, or a portion thereof, are paid in Common Stock, the value of the Common Stock shall be based upon the average closing bid price for the Common Stock for the prior thirty (30) trading days as quoted on a national securities exchange or, if not so quoted, on the NASDAQ, or, if not so quoted, on the OTC Bulletin Board, an inter-dealer quotation medium maintained by the National Association of Securities Dealers, Inc., or if not so quoted, by the average closing bid prices quoted by three dealers regularly making a market or maintaining bid and asked prices on the Common Stock (or such fewer number of dealers which may be making a market or maintaining bid and asked prices).

The Corporation shall calculate the Applicable Rate, the dividends payable on the Series D Preference Stock and, if the dividends, or a portion thereof, are paid in shares of Common Stock, the value of the Common Stock. Any and all disputes between the Corporation and any holder of the Series D Preference Stock with regard to such calculations shall be resolved by the Independent Auditors, which resolution shall be final and binding on the Corporation and such holders. The fees and expenses of the Independent Auditors in resolving such calculations shall be paid by the Corporation.

3.  Priority as to Dividends.
 ............................
  (a) No dividends may be declared or paid on the Common Stock of the Corporation unless and until all accrued dividends on the Series D Preference Stock have been declared and paid. If there are one or more series or classes of preference stock outstanding of a priority equal to the Series D Preference Stock, and if there are any accrued and unpaid dividends with respect to any such series or class, any dividends in an amount less than the full cumulative dividends accrued and payable, to be declared and paid with respect to the preference stock shall be distributed among the different series or classes of preference stock in the same proportion that the dividends accrued and payable with respect to such series or classes bears to the aggregate accrued and payable dividends for all series or classes of preference stock of the Corporation.

  (b) If dividends in full on all outstanding shares of the Series D Preference Stock for all prior Dividend Periods and the current Dividend Period have not been paid or been declared and set apart for payment, (i) the Corporation may not call for redemption any shares of the Series D Preference Stock unless all shares of the Series D Preference Stock outstanding are called by the Corporation and (ii) the Corporation may not call for redemption any shares of any class of stock ranking on a parity with or junior to the Series D Preference Stock.

  4.  Redemption.

  (a) Commencing five years after the Original Issuance Date, the shares of Series D Preference Stock may be redeemed, as a whole at any time, or in part from time to time, at the election of the Corporation ("Optional Redemption") by resolution of its Board of Directors, out of funds legally available therefor, at a redemption price of one hundred and twenty percent (120%) of the Redemption Value per share of the Series D Preference Stock plus accrued and unpaid dividends, including a partial dividend to the date of redemption; provided, however, that no Optional Redemption may be declared or paid by the Corporation unless and until all accrued dividends of the Series D Preference Stock have been declared and paid. The redemption value of the Series D Preference Stock shall be $1.50 per share (the "Redemption Value").

  (b) On August 31 in each of the years 2006, 2007, 2008, 2009 and 2010 the Corporation shall redeem ("Mandatory Redemption") 252,092 shares of Series D Preference Stock or such lesser number as may be issued and outstanding, at a redemption price per share equal to the Redemption Value. The shares of Series D Preference Stock to be so redeemed will be selected by lot.

  (c) Notice of any redemption, specifying the date fixed for said redemption and the place where the amount to be paid upon redemption is payable (the "Notice of Redemption"), shall be mailed, postage prepaid at least ninety (90) days but not more than one hundred and twenty (120) days, in the case of Optional Redemption, and at least thirty (30) days but not more than sixty (60) days, in the case of Mandatory Redemption, prior to said redemption date to each holder of record of the Series D Preference Stock to be so redeemed at his address as the same shall appear on the books of the Corporation. The Notice of Redemption shall include
(i) the redemption date; (ii) the number of shares of the Series D Preference Stock to be redeemed and, if fewer than all shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) a statement that dividends on the shares to be redeemed will cease to accrue on such redemption date.

  If such Notice of Redemption shall have been so mailed, and none of the holders of shares of Series D Preference Stock shall have elected to convert such shares into Common Stock within the time periods set forth in
Section 7(c) hereof, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been irrevocably deposited in trust, for the account of the holders of the shares of Series D Preference Stock to be redeemed (and so as to be and continue to be available therefor), with a bank or trust company named in such notice doing business in the State of Connecticut and having a combined capital and surplus of at least $100,000,000, thereupon and without awaiting the redemption date, notwithstanding that any certificate for shares of the Series D Preference Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby so called for redemption shall be deemed to be no longer outstanding and all obligations to redeem and retire each share shall be deemed satisfied, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares of Series D Preference Stock so called for redemption shall forthwith upon such deposit in trust cease and terminate, except only the right of the holders thereof to receive out of the funds so set aside in trust, the amount payable on redemption thereof, but without interest.

In case the holders of shares of the Series D Preference Stock which shall have been called for redemption shall not within four years (or any longer period if required by law) after the redemption date claim any amount so deposited in trust for the redemption of such shares, such bank or trust company shall, upon demand and if permitted by applicable law, pay over to the Corporation any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof, and thereafter the holders of such shares shall, subject to applicable escheat laws, look only to the Corporation for payment of the redemption price thereof but without interest.

  (d)  Upon surrender of the certificates for shares of Series D
Preference Stock for redemption, in accordance with the Notice of Redemption, such shares shall be redeemed by the Corporation at the applicable redemption price. In case fewer than all the shares represented by any such certificate are to be redeemed, a new certificate shall be issued representing the unredeemed shares, without cost to the holder of the shares.

5.  Liquidation Rights.
 .......................
  (a) In the event of the voluntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series D Preference Stock then outstanding shall be entitled to receive, before any distribution or payment shall be made in respect of the Common Stock or any other stock of the Corporation ranking junior to the Series D Preference Stock as to distribution of assets on liquidation, dissolution or winding up, an amount per share equal to the Redemption Value set forth in Section 4(a) above plus all accrued but unpaid dividends, provided that the holders of the Series D Preference Stock then outstanding shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

  (b) In the event of any involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series D Preference Stock then outstanding shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, but before any distribution or payment shall be made in respect of the Common Stock or any other stock of the Corporation ranking junior to the Series D Preference stock as to distribution of assets on liquidation, dissolution or winding up, an amount equal to the Redemption Value set forth in
Section 4(a) above, but the holders of the Series D Preference Stock shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.
  (c) If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution among the holders of all outstanding shares of Series D Preference Stock and of any other stock of the Corporation ranking on a parity with the Series D Preference Stock as to assets on liquidation, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of Series D Preference Stock and of any other stock of the Corporation ranking upon a parity with the Series D Preference Stock as to distribution of assets on liquidation ratably in proportion to the full preferential amounts to which they would otherwise respectively be entitled.

  (d) Neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section.

  6.  Voting Rights.

  (a) Except as otherwise required by law, in connection with all matters to be voted upon by the Corporation's shareholders, all holders of Capital Stock shall vote together as a single class. With respect to the election of directors, each share of Common Stock issued and outstanding shall have one vote and, subject to the provisions of this Section 6(a), each share of Series D Preference Stock issued and outstanding shall have 1/3.08 of a vote or such lesser or greater fraction to enable the holders thereof to cast 19% of the total number of votes that all shareholders would be entitled to cast in an election of directors of the Corporation including votes that such holders would be entitled to cast as record holders of any other shares of the Corporation, provided that in no event shall a share of Series D Preference Stock have more than one vote per share. Notwithstanding the foregoing, each share of Series D Preference Stock issued and outstanding shall have one vote with respect to the election of directors, effective as of August 1, 1996, unless the Board of Directors of the Corporation, in its sole and absolute discretion, approves a resolution prior to such date prohibiting such change in voting rights, in which case each share of Series D Preference Stock issued and outstanding will continue to have 1/3.08 vote per share with respect to the election of directors, or such lesser or greater fraction as provided above. In the event the Board approves such a resolution, on May 1 of each subsequent year (until each share of Series D Preference Stock has one vote with respect to the election of directors), each share of Series D Preference Stock shall have one vote, effective as of such date, unless the Board of Directors of the Corporation approves a resolution prior to such date prohibiting such change in voting rights.

With respect to all other matters to be voted upon by the Corporation's shareholders, each share of Common Stock issued and outstanding shall have one vote and each share of Series D Preference Stock issued and outstanding shall have one vote in addition to those rights herein specifically accorded to Series D Preference Stock herein and in the Articles of Incorporation of the Corporation.

  (b) (i) If at the time of any meeting of shareholders called for the election of directors, any one or more annual dividends (whether or not consecutive) payable on the Series D Preference Stock shall be in arrears, or if a mandatory redemption payment on any outstanding Series D Preference Stock has been omitted, the holders of the outstanding Series D Preference Stock, voting as a single class, shall thereafter have the right to elect a majority of the directors. Such voting rights shall remain vested until such time as all dividends in arrears on the Series D Preference Stock or the mandatory redemption payment, the omission of which gave rise to such voting rights, have been paid or declared and a sum sufficient therefor set apart for payment, at which time the right shall terminate (subject to revesting) and upon any termination of the aforesaid voting right, subject to the requirements of the Corporation's Articles of Incorporation, as amended, all directors elected by the holders of the Series D Preference Stock, voting separately as a class, are to resign.

  (ii) A director elected by the holders of the Series D Preference Stock pursuant to Section 6(b)(i) above (a "Preference Director") may be removed only for cause, and only by the affirmative vote of the holders of record of seventy-five percent (75%) of the Series D Preference Stock.

  (c) So long as any shares of the Series D Preference Stock remain outstanding, the Corporation may not, without the affirmative vote or consent of the holders of at least two-thirds of the then outstanding shares of Series D Preference Stock, (i) authorize stock ranking prior to the Series D Preference Stock as to dividends or as to distribution of assets; or (ii) increase the authorized number of shares of any class of stock ranking prior to the Series D Preference Stock as to dividends or as to distribution of assets; or (iii) amend, repeal or change any of the provisions of the Articles of Incorporation, as amended, respecting any stock of the Corporation or to authorize any reclassification of the Series D Preference Stock so as to adversely affect the preferences, special rights or powers of the Series D Preference Stock, either directly or indirectly or through a merger or consolidation with any corporation. So long as any shares of the Series D Preference Stock are outstanding, the Corporation may not, without the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of Preference Stock, voting separately as a class, increase the number of authorized shares of Preference Stock or create, or increase the authorized number of shares of, any other series or class of capital stock of the Corporation ranking on a parity with the Preference Stock as to dividends or distribution of assets.

7.   Conversion.
 ................
  (a) Series D Preference Stock shall be convertible at the option of the record holder thereof at any time after the Original Issuance Date into fully paid and nonassessable shares of Common Stock of the Corporation (rounded to the nearest, or if there shall be no nearest, then to the next lower whole share of Common Stock) at the rate of one share of Common Stock for each Series D Preference share. The minimum number of Series D Preference shares eligible for conversion at any one time by any one holder shall be one thousand (1,000) shares. Upon conversion of any shares of Series D Preference Stock, subject to Section 2 above, the holder thereof shall be entitled to the amount of any dividends accrued and unpaid with respect to such shares through the Dividend Payment Date next preceding the Conversion Date (as defined in Section 7(c) hereof); such dividends shall be payable on the Conversion Date. With respect to the period from such Dividend Payment Date through the Conversion Date, the holder of the shares of Series D Preference Stock to be converted shall be entitled to the amount of any dividends accrued and unpaid with respect to such shares on the Dividend Payment Date next succeeding the Conversion Date prorated to the Date of Conversion; such dividends shall be payable on the Dividend Payment Date next succeeding the Conversion Date.

  (b)  The conversion rate shall be subject to the following adjustments:

     (i) In case the Corporation shall declare and pay a dividend in shares of Common Stock, the conversion rate in effect immediately prior to the time fixed for the determination of stockholders entitled to such dividend shall be proportionately increased (adjusted to the nearest or, if there shall be no nearest, then to the next lower, one-hundredth of a share of Common Stock), such adjustment to become effective immediately after the time fixed for such determination.

    (ii) In case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the conversion rate in effect immediately prior to such subdivision or combination, as the case may be, shall be proportionately increased or decreased (adjusted to the nearest, or if there shall be no nearest, then to the next lower, one-hundredth of a share of Common Stock), as the case may require, such increase or decrease to become effective when such subdivision or combination becomes effective.

    (iii) In case of any reclassification or change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Corporation, the holder of such Series D Preference Stock then outstanding shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such Series D Preference Stock might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and shall have no other conversion rights under this provision; and, effective provisions, if required, shall be made in the Articles or Certificate of Incorporation of the resulting, surviving or successor corporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the holders of the Series D Preference shares shall hereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the Series D Preference shares remaining outstanding or other convertible preference shares received by the holders in place thereof; and any such resulting, surviving or successor corporation shall expressly assume the obligations to deliver, upon the exercise of the conversion privilege, such shares, securities, or property as the holders of the Series D Preference Stock remaining outstanding, or other convertible preference shares received by the holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provision for the protection of the conversion rights as above provided. In case securities or property other than shares of Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this section shall be deemed to apply so far as appropriate and as nearly as may be, to such other securities or property. The subdivision or combination of shares of Common stock at anytime outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of the Corporation for the purposes of this subsection (iii).

  (c) In order to convert Series D Preference shares into shares of Common Stock, the holder thereof shall give at least thirty (30) days' but not more than ninety (90) days' written notice to the Corporation at the office of the Corporation (or such other place as may be designated by the Corporation) that the holder elects to convert the same and shall state in writing therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued and shall surrender the certificate or certificates for the Series D Preference shares, duly endorsed to the Corporation in blank, at said office of the Corporation. The Corporation shall, as soon as practicable thereafter, deliver at said office to such holder of Series D Preference Stock, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled. Series D Preference Stock shall be deemed to have been converted as of the date of the surrender of such stock for conversion as provided in this Section 7(c) (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be deemed for all purposes to be the record holder or holders of such Series D Preference shares on such date.

A number of authorized shares of Common Stock sufficient to provide for the conversion of the Series D Preference Stock outstanding upon the basis of this Section 7 shall at all times be reserved for such conversion.

8.  Preemptive Rights.
 ......................
  (a) Upon the offering or sale by the Corporation for cash of its shares of Common Stock or any security convertible into shares of Common Stock, including warrants, rights to subscribe and options to acquire shares of Common Stock (collectively, "Convertible Securities"; such shares and Convertible Securities are collectively referred to in this Section 8 as the "Securities"), each holder of Series D Preference Stock shall have the preemptive right, subject to the provisions of this Section 8, to receive or purchase up to that amount of Securities which would maintain his percentage ownership interest in the Common Stock, assuming conversion of the Series D Preference Stock, after the issuance of the Securities on a fully diluted basis as existed prior to the issuance of the Securities.
As used in this Section 8, the term "fully diluted basis" shall mean the calculation of percentage ownership based upon all outstanding shares of Common Stock plus the assumed issuance of Common Stock then issuable upon conversion of the Series D Preference Stock and any other security, including the Convertible Securities, convertible into shares of Common Stock, including warrants, rights to subscribe and options to acquire shares of Common Stock. Notwithstanding the foregoing, the holders of Series D Preference Stock shall not have preemptive rights with respect to shares or Convertible Securities (a) that are offered, sold or issued to directors or employees of the Corporation or any of its wholly-owned subsidiaries, (b) that were issued or authorized prior to the Original Issuance Date, (c) that were issued on the conversion of Convertible Securities and such Convertible Securities were offered or issued to the holders of Series D Preference Stock in satisfaction of this Section 8, or
(d) that are issued in connection with a merger or consolidation or a proceeding under the Federal Bankruptcy Act, as amended, or pursuant to an order of a court of competent jurisdiction unless such order otherwise provides.

  (b) Notice. Prior to any issuance by the Corporation of any Securities, the Corporation shall notify each holder of Series D Preference Stock, in writing, of his intention to issue such Securities, setting forth the terms under which he proposes to make such issuance. Within thirty (30) days after receipt of such notice, each holder of Series D Preference Stock shall notify the Corporation as to the amount of Securities so offered that such holder desires to purchase. The holders of Series D Preference Stock shall receive or purchase and the Corporation shall issue and/or sell the Securities at the same time, and upon the same terms and conditions, as the Securities are issued or sold. The Corporation shall take all such action as may reasonably be required by any regulatory authority in connection with the exercise by a holder of Series D Preference Stock of the right to receive or purchase Securities as set forth in this Section 8.

9.  Exclusion of Other Rights.
 ..............................
Except as may otherwise be required by law, the shares of Series D Preference Stock shall not have any preferences, or relative, participating, optional or other special rights, other than those specifically set forth in this Article 5th and elsewhere in these Articles of Incorporation, as amended, of the Corporation. The shares of Series D Preference Stock shall have no preemptive or subscription rights except as provided herein.

  Article 6th.  Holders of the voting Capital Stock, Common and
Preference, of the Corporation shall not be entitled to cumulative voting in the election of directors.

  Article 7th. The affirmative vote or consent of the holders of three-fifths of all classes of stock of the Corporation entitled to vote in election of directors, considered for the purposes of this Article 7th as one class, shall be required:

    (i) for the adoption of any agreement for the merger or consolidation of the Corporation with or into,

   (ii) to authorize any sale, lease or exchange of all, or substantialy all, of the assets of the Corporation to, or

  (iii) to authorize any sale, lease or exchange to the Corporation or any subsidiary thereof, in exchange for voting securities of the Corporation, of any assets of,

any other corproation, person or other entity, if, in any such case, as of the record date of the determination of shareholders entitled to notice thereof and to vote thereon or to consent thereto, such other corporation, person or entity is the record or beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors considered for the purpose of this Article 7th as one class. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the stock of the Corporation otherwise required by law or any agreement between the Corporation and any national securities exchange.

For the purposes of this Article 7th, (i) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of stock of the Corporation which it, or its "affiliate" or "associate" (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on January 1, 1981), has the right to acquire pursuant to any agreement, or upon the exercise of any conversion right, warrant or option, and (ii) the outstanding shares of stock of the Corporation shall includes shares deemed owned through the application of clause (i) above, but shall not include any other shares which may be issuable pursuant to any agreement, exercise of any conversion right, warrant or option.

No amendment to the Articles of Incorporation of the Corporation shall amend, alter, change or repeal any of the provisions of this Article 7th, unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of the holders of three-fifths of all classes of stock of the Corporation entitled to vote in elections of directors, considered for the purpose of this Article 7th as one class.

  Article 8th. The members of the governing board of the Corporation shall be styled "Directors". The number of directors of the Corporation shall be not less than three (3) nor more than eleven (11) the exact number of directorships to be fixed from time to time by resolution adopted by a majority of the entire Board of Directors. As used in this
Article 8th, "entire Board" means the total number of directorships then fixed. In the event that the Board is increased by such a resolution, the vacancy or vacancies so resulting shall be filled by a vote of the Corporation's shareholders. No decrease in the Board shall shorten the term of any incumbent director.

The Board of Directors shall be divided into three classes as nearly equal in number as may be, with the term of office of one class expiring each year. The directors comprising the First Board of Directors, as indicated in Article 9th of these Articles of Incorporation, be assigned to the class indicated to the right of their name. The directors in Class 1 shall serve until the first annual meeting following incorporation of the Corporation; the directors in Class 2 shall serve until the second annual meeting following incorporation of the Corporation; and the directors in Class 3 shall serve until the third annual meeting following incorporation. When the number of directors is changed, any newly created directorships shall be so apportioned among the classes to make all classes as nearly equal in number as possible. When the number of Directors is increased by the Board of Directors and any newly created directorships are filled by the shareholders other than by action at an Annual Meeting, such newly elected directors shall hold office only until the next Annual Meeting, and there shall be no classification of the additional directorships until that time.

Subject to the foregoing, at each Annual Meeting of Shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding Annual Meeting.

No amendment to the Articles of Incorporation of the Corporation shall amend, alter, change or repeal any of the provisions of this Article 8th, unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of the holders of three-fifths of all classes of stock of the Corporation entitled to vote in elections of directors, considered for the purposes of this Article 8th as one class.

  Article 9th. The names and addresses of the first Board of Directors are as follows:




     Name                         Address             Class
 ......................      ....................     ........

Martin Roenigk              120 Union Street,        Class 2
                            Willimantic, CT 06226
Alan Markowitz              555 City Line Avenue     Class 2
                            S-1000
                            Bala Cynwyd, PA 19004
Philip M. Blackmon          213 Perry Parkway        Class 3
                            Gaithersburg, MD 20877
Millard H. Pryor, Jr.       695 Bloomfield Avenue    Class 1
                            Bloomfield, CT 06002
David W. Clark, Jr.         695 Bloomfield Avenue    Class 3
                            Bloomfield, CT 06002

  Article 10th. No director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of their fiduciary duty as a Director or officer; provided, however, that this Article 10th shall not eliminate or limit the liability of a Director or officer for (i) acts or ommissions which involve intentional misconduct, fraud or a knowing violation of law; and (ii) authorizing the unlawful payment of distributions in violation of Nevada Revised Statutes 78.300.

  Article 11th. The name and residence or business address of the incorporator are as follows:

        Name               Address
        Martin Roenigk     120 Union Street, Willimantic, CT 06226

IN WITNESS WHEREOF, I have hereunto set my hand this .... day of April,
1996.


                                     ........................
                                     Martin Roenigk


STATE OF CONNECTICUT    )
                        )  ss.
COUNTY OF WINDHAM       )

On the....... day of May, 1996, personally appeared before me, a Notary
Public,  ....................., who acknowledged that he executed the instrument.


                                     .......................


                                     Notary Public
                                     My Commission Expires ........